UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PRESIDENTIAL REALTY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY — SUBJECT TO COMPLETION

PRESIDENTIAL REALTY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2012

__, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Presidential Realty Corp. (the “Company”) to be held on [day of the week], [ ], 2012 at [ ] a.m., at the office of Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, for the following purposes:

(i)     the election, by vote of the Class A common shares, of four directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors are elected and have been qualified;

(ii)      the election, by vote of the Class B common shares, of two directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors are elected and have been qualified;

(iii)     the approval of an amendment and restatement to our Certificate of Incorporation to increase the number of authorized Class B shares of our common stock;

(iv)     the approval of an amendment and restatement to our Certificate of Incorporation to authorize a class of “blank check” preferred stock;

(v)     the approval of an amendment and restatement to our Certificate of Incorporation to reduce the par value of our authorized shares of common stock;

(vi)     the ratification of the appointment of Holtz Rubenstein Reminick LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2012;

(vii)     the ratification and approval of the Company’s 2012 Equity Incentive Plan;

(viii)     the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important.  You may have the option to vote your shares via a toll-free telephone number or over the Internet.  Please refer to your enclosed proxy card and/or voting instruction form to see instructions on how to vote your shares.  If you received a proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided.  If you then attend and wish to vote your shares in person, you still may do so.

I look forward to seeing you at the meeting.

Sincerely,
Nickolas W. Jekogian, III
Chairman and Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
QUESTIONS AND ANSWERS	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
PROPOSAL NO. 1A ELECTION OF DIRECTORS BY CLASS A COMMON STOCKHOLDERS	10
PROPOSAL NO. 1B ELECTION OF DIRECTORS BY CLASS B COMMON STOCKHOLDERS	12
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED CLASS B SHARES OF OUR COMMON STOCK	14
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE A CLASS OF “BLANK CHECK” PREFERRED STOCK	15
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REDUCE THE PAR VALUE OF OUR AUTHORIZED SHARES OF COMMON STOCK	17
PROPOSAL NO. 5 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	19
PROPOSAL NO. 6 THE RATIFICATION AND APPROVAL OF THE COMPANY’S 2012 EQUITY INCENTIVE PLAN	20
EXECUTIVE COMPENSATION	26
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	29
SECTION16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	31

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PRELIMINARY COPY—SUBJECT TO COMPLETION

PRESIDENTIAL REALTY CORPORATION

9 East 40th Street, Suite 900

New York, New York 10016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

[ ], 2012

Notice is hereby given that the Annual Meeting of Stockholders of Presidential Realty Corporation (the “Company”) will be held on [ ], [ ], 2012 at [ ] a.m., at Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 or any postponements or adjournments thereof, for the following purposes:

(i)     the election, by vote of the Class A common shares, of four directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors are elected and have been qualified (“Proposal 1A”);

(ii)     the election, by vote of the Class B common shares, of two directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors are elected and have been qualified (“Proposal 1B”);

(iii)      the approval of an amendment and restatement to our Certificate of Incorporation to increase the number of authorized Class B shares of our common stock (“Proposal 2”);

(iv)     the approval of an amendment and restatement to our Certificate of Incorporation to authorize a class of “blank check” preferred stock (“Proposal 3”);

(v)     the approval of an amendment and restatement to our Certificate of Incorporation to reduce the par value of our authorized shares of common stock (“Proposal 4”);

(vi)     the ratification of the appointment of Holtz Rubenstein Reminick LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2012 (“Proposal 5”);

(vii)     the ratification and approval of the Company’s 2012 Equity Incentive Plan (“Proposal 6”);

(viii)     the transaction of such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting only if you were a Company stockholder of record at the close of business on July 2, 2012 (the “Record Date”).  You are cordially invited to attend the Annual Meeting in person.

We urge you to read this Proxy Statement carefully and in its entirety, including the attached exhibits. These proxy solicitation materials are being mailed on or about [ ], 2012 to all stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on [ ], 2012.  Pursuant to rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet.  This Proxy Statement and our fiscal 2011 Annual Report are available at www.presrealty.com.

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Your vote is important.  Please read the Proxy Statement and the voting instructions on the enclosed proxy card.  Then, whether or not you plan to attend the Annual Meeting in person, and no matter how many shares you own, you are urged to sign, date and promptly return the enclosed proxy card.  A self-addressed envelope is enclosed for your convenience and no postage is required if mailed in the United States.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.  PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF PRESIDENTIAL REALTY CORPORATION AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP OF PRESIDENTIAL REALTY CORPORATION COMMON STOCK TO GAIN ADMISSION TO THE MEETING.

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__, 2012

PRESIDENTIAL REALTY CORPORATION

9 East 40th Street, Suite 900

New York, New York 10016

QUESTIONS AND ANSWERS

1.	Q:	Why am I receiving these materials?

A:	This Proxy Statement and enclosed forms of proxy (first mailed to stockholders on or about __, 2012) are furnished in connection with the solicitation by the Board of Directors of Presidential Realty Corporation (the “Company”), “we,” “us,” “our,” or “our Company” of proxies for use at the Company’s Annual Meeting of Stockholders, or at any adjournment thereof. The Annual Meeting will be held on [ ], [ ], 2012 at [ ] a.m., at the office of Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

2.	Q:	What is the purpose of the Annual Meeting?

A:	The Annual Meeting is being held (1) to have our Class A common stockholders elect four directors, each to serve for a term of one year until the Company’s annual meeting of stockholders in 2013 or until the election and qualification of his successor; (2) to have our Class B common stockholders elect two directors, each to serve for a term of one year until the Company’s annual meeting of stockholders in 2013 or until the election and qualification of his successor; (3) to approve an amendment to our Certificate of Incorporation to increase the number of authorized Class B shares of our common stock; (4) to approve an amendment to our Certificate of Incorporation to authorize a class of “blank check” preferred stock; (5) to approve an amendment to our Certificate of Incorporation to reduce the par value of our authorized shares of common stock; (6) to ratify the appointment of Holtz Rubenstein Reminick LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2012; (7) to ratify and approve the 2012 Equity Incentive Plan (the “2012 Plan”); and (8) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

3.	Q:	How may I obtain your Annual Report for 2011?

A:	A copy of our Annual Report on Form 10-K, including financial statements, as amended, for the year ended December 31, 2011, is enclosed herewith and is available at www.presrealty.com. The Annual Report on Form 10-K is not part of this Proxy Statement.

4.	Q:	Who may attend the Annual Meeting?

A:	Holders of record of Class A and Class B common stock on the Record Date, or their duly appointed proxies, may attend the meeting. Stockholders whose shares are held through a broker or other nominee will need to bring a copy of a brokerage statement reflecting their ownership of our Common Stock as of the Record Date to be allowed into the meeting.

5.	Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of record of Class A and Class B common stock on the Record Date are entitled to vote at the Annual Meeting.

6.	Q:	Who is soliciting my vote?

A:	The principal solicitation of proxies is being made by our Board of Directors by mail. Certain of our officers, directors and employees, none of whom will receive additional compensation therefore, may solicit proxies by telephone or other personal contact. We will bear the cost of the solicitation of the proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares. The Company has also retained Phoenix Advisory Partners to assist us in soliciting your proxy at an estimated cost of $[10,000]. Phoenix Advisory Partners will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of our common stock. If so, we will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of our common stock.

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7.	Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that stockholders vote shares “FOR” the election of the nominees to the Board of Directors (Proposals 1A and 1B); “FOR” the approval of the amendment to our Certificate of Incorporation to increase the number of authorized Class B shares of our common stock (Proposal 2), to authorize a class of preferred stock (Proposal 3) and to reduce the par value of our authorized shares (Proposal 4); “FOR” ratification of the appointment of Holtz (Proposal 5) and “FOR” the approval of the 2012 Plan (Proposal 6).

8.	Q:	How will voting on any other business be conducted?

A:	Other than the items of business described in this Proxy Statement, we know of no other business to be presented for action at the Annual Meeting. As for any other business that may properly come before the Annual Meeting, your signed proxy gives authority to the persons named therein. Those persons may vote on such matters at their discretion and will use their best judgment with respect thereto.

9.	Q:	What is the difference between a “stockholder of record” and a “street name” holder?

A:	These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer & Trust Company, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

10.	Q:	How do I vote my shares if I am a stockholder of record?

A:

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by following the voting instructions included in the enclosed proxy card. You can appoint a proxy to vote your shares:

•   by using the Internet (http://www.voteproxy.com);

•   by calling the toll-free telephone number – 1-800-PROXIES (1-800-776-9437) within the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone; or

•   by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card to us by 11:59 p.m., Eastern Time, on [ ], 2012.

The Proxy Statement, including the exhibits thereto, the proxy card and any other proxy solicitation materials will be available on the Internet at www.presrealty.com. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on [ ],2012. If you vote using the Internet or by calling the toll-free telephone number, please have your proxy card in hand when you call and then follow the instructions. Of course, you may also choose to attend the meeting and vote your shares in person. The proxy holders will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board.

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11.	Q:	How do I vote my shares if they are held in “street name”?

A:	If your shares are held in street name, your broker or other nominee will provide you with a form seeking instruction on how your shares should be voted. You should receive this form along with a proxy statement. You should follow the instructions on this form to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or agent that holds your shares to present at the meeting.

12.	Q:	Can I change or revoke my vote?

A:	Yes. Any proxy executed and returned to us is revocable by delivering a later signed and dated proxy or other written notice to our Secretary at any time prior to its exercise. Your proxy is also subject to revocation if you are present at the meeting and choose to vote in person.

13.	Q:	What constitutes a “quorum”?

A:	As of the Record Date, there were outstanding and entitled to vote at the Annual Meeting [442,533] shares of the Company’s Class A common stock (held by approximately [ ] holders of record) and [3,213,147] shares of the Company’s Class B common stock (held by approximately [ ] holders of record). The presence at the Annual Meeting of holders of a majority, or [221,267], of the outstanding shares of the Company’s Class A common stock and holders of a majority, or [1,606,574], of the outstanding shares of the Company’s Class B common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting. If, prior to the Annual Meeting, the Board determines that a quorum will not be present at the Annual Meeting or that continuing to solicit proxies for approval of the proposals is desirable, it may postpone the Annual Meeting to such time and place as it deems appropriate.

14.	Q:	What are the voting requirements to approve each proposal?

A.

Holders of Class A common stock will vote as a class for Proposal 1A, the election of four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified, and holders of Class B common stock will vote as a class for Proposal 1B, the election of two directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Directors are elected by a plurality of the votes of the shares of common stock present, represented and voted at the Annual Meeting. This means that the director-nominee with the most affirmative votes for a particular position is elected for that position.

The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of both the Class A common stock and the Class B common stock, voting as a single class is required to approve Proposals 2, 3 and 4, the amendment to our Certificate of Incorporation to increase the number of authorized Class B shares of our common stock, to authorize a class of “blank check” preferred stock and to reduce the par value of our authorized common stock. In addition, the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of Class A common stock is required to approve Proposals 2, 3 and 4 to increase the number of authorized Class B shares of our common stock, to authorize a class of “blank check” preferred stock and to reduce the par value of our authorized Class A common stock. The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of Class B common stock is required to approve Proposals 2, 3 and 4 to increase the number of authorized Class B shares of our common stock, to authorize a class of “blank check” preferred stock and to reduce the par value of our authorized Class B common stock.

The affirmative vote of the holders of a majority of the shares present at the Annual Meeting either in person or by proxy and entitled to vote of the Company’s Class A and Class B common stock outstanding on the Record Date, voting together as one class, is required to approve Proposal 5, the ratification of Holtz, and Proposal 6, the approval of the 2012 Plan.

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15.	Q:	What if I abstain from voting or withhold my vote?

A:	Under Delaware law and our Certificate of Incorporation and Bylaws, assuming a quorum exists at the meeting, only actual votes will be counted towards election of directors or approval of the other proposals. Stockholders entitled to vote for the election of directors can abstain from voting or withhold the authority to vote for any nominee. If you attend the meeting or send in your signed proxy with instructions to withhold authority to vote for one or more nominees, you will be counted for the purposes of determining whether a quorum exists. Abstentions and instructions on the proxy card to withhold authority to vote will result in the respective nominees receiving fewer votes. Since the vote on the election of directors is determined by a plurality of the votes cast, neither abstentions, nor broker non-votes (as described below), will have any effect on the election of directors.

However, the number of votes otherwise received by the nominee will not be reduced by such action.  If you abstain from voting on the approval of the amendment to the Certificate of Incorporation, your abstention will have the same effect as a vote against this proposal.  If you are otherwise present at the meeting, and you abstain from voting on either the ratification of the Company’s independent auditors or of the 2012 Plan, your abstention will have the same effect as a vote against this proposal.

16.	Q:	Will my shares be voted if I am a stockholder of record and do not sign and return my proxy card at the Annual Meeting?

A:	If you are a stockholder of record and you do not sign and return your proxy card or vote in person at the Annual Meeting, your shares will not be voted at the Annual Meeting and your shares will not be counted towards a quorum.

17.	Q:	What is a “broker non-vote”?

A:	“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of FINRA, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Brokers who hold shares of Common Stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from these customers, are not permitted to vote on non-routine matters. Since the ratification of the appointment of Holtz is a routine matter, a broker may turn in a proxy card voting shares at its discretion and without receiving instructions from you. Because the election of directors, the amendment to the Certificate of Incorporation and the approval of the 2012 Plan are not routine matters, your broker or nominee may not vote your shares on these matters without receiving instructions. Thus, if stockholders do not give their broker or nominee specific instructions, their shares will not be voted on any matter other than Proposal 5 and will not be counted in determining the number of shares necessary for approval. However, shares represented by such “broker non-votes” will be counted when determining whether there is a quorum.

18.	Q:	What is the effect of a broker non-vote?

A:	Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum and will result in the respective nominees for director receiving fewer votes. With regard to the proposals to amend the Certificate of Incorporation, to approve the Company’s 2012 Plan and the ratification of our accountants, broker non-votes will have the same effect as “AGAINST” votes.

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19.	Q:	When are stockholder proposals due in order to be included in our Proxy Statement for the 2013 Annual Meeting?

A:	Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2013 must submit the proposal in proper form to us at our address set forth on the first page of this proxy statement and in accordance with applicable regulations under Rule 14a-8 of the Exchange Act not later than [ ], 2013 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting, provided that if the Company changes the date of the 2013 annual meeting by more than 30 days from the date of the 2012 Annual Meeting, then the deadline for submitting shareholder proposals will be a reasonable time before the Company begins to print and send its proxy materials for the 2013 annual meeting. Any such proposals, should contain the name and record address of the stockholder, the class and number of shares of our common stock beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be require to be included in the proxy statement file with the SEC if such stockholder was a participant in the solicitation subject to Section 14 of the Securities Exchange Act of 1934. The proposal and as well as any questions related thereto, should be directed to the Company’s Secretary.

If a stockholder submits a proposal after the [ ], 2013 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our Annual Meeting of Stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2012 to be held in 2013, the proposal, which must be presented in a manner consistent with our By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above so that it is received by the Company’s Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case, no less than the close of business on the tenth day following the date on which the notice of the date of the meeting was mailed or other public disclosure of the date of the meeting was made.

We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

As of May 15, 2012, there were 442,533 shares of Class A common stock and 3,213,147 shares of Class B common stock outstanding.

The following tables set forth certain information regarding our Class A and Class B common stock beneficially owned as of May 15, 2012, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group.  A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

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For purposes of these tables, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of May 15, 2012.  For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of May 15, 2012 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Security Ownership of Management

As of May 15, 2012, the directors and executive officers of Presidential owned beneficially the following amounts and percentages of the Class A and Class B common stock of Presidential:

Name of Beneficial Owner	Class A Common Beneficially Owned and Percentage of Class			Class B Common Beneficially Owned and Percentage of Class			Percentage of all Outstanding Stock (Class A and B Combined)
	Number of shares		%	Number of shares		%	%
Richard Brandt, Director	–		–	19,000		*	*
Robert Feder, Director	916	(1)	*	22,552		*	*
Jeffrey F. Joseph, Director	5,344		1.2%	134,721		*	*
Nickolas W. Jekogian, III, Director, Chairman of the Board and Chief Executive Officer	-		-	74,000	(2)	*	*
Alexander Ludwig, Director, Chief Operating Officer and Principal Financial Officer and Secretary	-		-	74,000	(2)	*	*
Jeffrey S. Rogers, Director	-		-	75		*	*
All officers and directors as a group (6 persons)	6,260		*	324,348		1.0%	*

* Less than 1% of the class of stock.

(1)	Includes 916 Class A shares and 6,552 Class B shares held by Mr. Feder’s wife, the beneficial ownership of which is disclaimed.

(2)	Includes 74,000 shares of Class B common stock subject to an option granted on November 8, 2011 which is currently exercisable or which will become exercisable within 60 days. These shares are deemed outstanding for purposes of calculating the percentage of outstanding Class B common stock owned by a person individually and by all directors and executive officers as a group but are not deemed outstanding for the purpose of calculating the individual ownership percentage of any other person. Mr. Jekogian’s father is the trustee of the BBJ Irrevocable Family Trust (the “Trust”) which owns 177,013 shares of Class A common stock. None of the shares owned by the Trust are included in the share owned by Mr. Jekogian, and Mr. Jekogian disclaims beneficial ownership of any of the shares owned by the Trust.

Except as set forth in the notes to the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that any such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

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Security Ownership of Certain Beneficial Owners

As of May 15, 2012, the following persons owned beneficially more than 5% of either the outstanding Class A common stock or the outstanding Class B common stock of the Company.

	Class A Common Stock Beneficially Owned and Percentage of Class			Class B Common Stock Beneficially Owned and Percentage of Class			Percentage of all Outstanding Stock (Class A and B Combined)
Name and Address	Number of Shares		%	Number of Shares		%	%

Nickolas W. Jekogian, Jr., Trustee of the BBJ Irrevocable Family Trust 312 Lewis Rd Broomall, PA 19008	177,013		40.0%	None		None	4.8%

Singley Capital Management, Inc. (5) 14781 Memorial Drive, Suite 2081 Houston, TX 77079	29,725	(1)(3)	6.7%	430,180	(1)(3)	13.4%	12.6	%(6)

Singley Capital Partners, LP (5) Singley Capital GP, Inc. 14781 Memorial Drive, Suite 2081 Houston, TX 77079	29,725	(2) (3)	6.7%	378,254	(2) (3)	11.8%	11.2	%(6)

Christopher Singley (5) c/o Singley Capital Management, Inc. 14781 Memorial Drive, Suite 2081 Houston, TX 77079	29,725	(2) (3)	6.7%	481,030	(3)(4)	15.0%	14.0	%(6)

(1)	Is deemed the beneficial owner of these shares because it has shared dispositive power over these shares.
(2)	Is deemed the beneficial owner of these shares because it has shared voting and dispositive power over these shares.
(3)	Mr. Christopher Singley is the President of Singley Capital Management, Inc., a registered investment adviser which serves as the investment manager of Singley Capital Partners, LP. Mr. Singley is also the President of Singley Capital GP, Inc., an entity which acts as the general partner of Singley Capital Partners., LP.
(4)	Includes 49,624 shares which Mr. Singley has the sole power to vote; 378,254 shares which he has shared power to vote; 32,477 shares which he has sole dispositive power and 448,553 shares which he as shared dispositive power.
(5)	This information is derived from Schedule 13Gs filed on behalf of the beneficial owners on January 5, 2012 and February 1, 2012.
(6)	The shares reported as beneficially owned exceed the 9.2% ownership limitation contained in our Certificate of Incorporation, as amended. All shares in excess of the ownership limitation are deemed Excess Shares under our Certificate of Incorporation, as amended, and are not entitled to vote.

The Company’s management knows of no other persons owning beneficially more than 5% of either the outstanding Class A common stock or the outstanding Class B common stock of the Company.

BBJ Irrevocable Family Trust has agreed to vote its shares of Class A common stock for Mr. Robert Feder and/or Mr. Richard Brandt, current independent directors, as directors (subject to their desire to remain as directors); provided that each of them continues to qualify as an independent director under applicable rules, including the rules of any exchange on which either the Class A common stock or the shares of Class B common stock may then be listed and until the occurrence of a Capital Event. “Capital Event” means the receipt by us of at least $20,000,000 in cash or property from a capital raising activity including the following: (a) the sale for cash of shares of the Class A common stock or Class B common stock or securities convertible into shares of the Class A common stock or Class B common stock; (b) the exchange of shares of Class A common stock or Class B common stock for real estate assets consistent with our status as a REIT; (c) the sale of unsecured subordinated debt instruments issued by us, the proceeds of which may be used to acquire real estate assets which are consistent with our status as a REIT.

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Our certificate of incorporation contains certain restrictions on the ownership of our shares in order to assure that we continue to qualify as a REIT. Shares of our common stock cannot be transferred to any person if such transfer would cause that person to be the owner of more than 9.2% of our outstanding shares. Mr. Singley and his related companies have exceeded that limit. Under the terms of our certificate of incorporation, the excess shares (shares owned in excess of the 9.2% limitation) shall be deemed to have been transferred to the Company as trustee for the benefit of the person to whom the shares will later be transferred; the person who would have been the owner shall not be entitled to exercise any voting rights with respect to the excess shares, the excess shares will not be deemed to be outstanding for the purpose of determining a quorum at any meeting of shareholders and any dividends or other distributions with respect to the excess shares shall be accumulated and deposited in a savings account for the benefit of the person to whom the excess shares are transferred. Our certificate of incorporation further provides that excess shares are deemed offered for sale to the Company or its designee for a period of ninety (90) days from the date of the transfer (or the date the Company learns of the transfer) at the fair market value (as defined in our certificate of incorporation) of the excess shares. If notwithstanding the terms of the certificate of incorporation, a person knowingly would own shares in excess of the limit and we would have been a REIT but for the fact that more than 50% of the value of our shares are held in violation of the Code, then that person and all legal entities which constitute that person shall be jointly and severally liable for and pay to the Company, such amounts will, after taking into account of all taxes imposed with respect to the receipt or accrual of such amount and all costs incurred by the Company as a result of such loss, put the Company in the same financial position as it would have been had it not lost its REIT qualification. If the Board determines that a transfer has taken place in violation of the limitations set forth above, or that a person intends to acquire or has acquired ownership of excess shares, the Board may take such action as it deems advisable to prevent or to refuse to give effect to such transfer or acquisition, including but not limited to refusing to give effect to such transfer or acquisition or instituting proceedings to enjoin the transfer or acquisition.

The ownership restrictions in our certificate of incorporation define ownership under both Subchapter M, Part II of the Code and Rule 13d-3 under the Securities Exchange Act of 1934. Mr. Singley has advised us that the ownership of the excess shares by Mr. Singley and his affiliates does not constitute ownership of the shares for purposes of Subchapter M, Part II of the Code and therefore, does not jeopardize our REIT status. Mr. Singley has advised the Board that he would like to continue to hold the excess shares until such time as we issue additional shares which would reduce his ownership percentage. Our Board has elected to exercise the Company’s rights under its Certificate of Incorporation, as amended, to require the sale of [144,433] shares held by Mr. Singley and his affiliates to the Company or its designees that the Board has determined are Excess Shares.

PROPOSAL NOS. 1A AND 1B

ELECTION OF DIRECTORS

Election of Directors by Class A Stockholders

It is intended that proxies in the accompanying form received from the holders of Class A common stock will be voted “FOR” the four persons listed below, each of whom is presently a director, as directors until the next annual meeting of stockholders and until their successors are elected and qualified. If, for any reason, any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable to serve as director. The directors so elected will serve until the next annual meeting and until their respective successors are duly elected and have qualified.

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		First
		Became Director
	Occupation or Principal Employment	of Presidential or its
Name and Age of Director	for the Past 5 Years	Predecessor Company
Alexander Ludwig (41)	Director, President, Chief Operating Officer and Principal Financial Officer	2011
Robert Feder (81)	Director, Partner, Cuddy & Feder, Attorneys	1981
Jeffrey F. Joseph (70)	Director	1993
Nickolas W. Jekogian (42)	Director, Chairman and Chief Executive Officer; Owner and Chief Executive Officer of Signature Community Investment Group LLC	2011

Alexander Ludwig. Since February 2011, Mr. Ludwig, has provided and will continue to provide consulting services for Signature. From 2009 to October of 2011 he worked at Urban Real Estate Growth Fund LLC, a real estate development and financing company, where he oversaw new investments. Prior to joining Urban Real Estate Growth Fund LLC, Mr. Ludwig worked from 2003 to 2008 for ADG Capital LLC, a real estate development and financing company, where he oversaw multiple real estate development projects. Mr. Ludwig also held various positions in banking, where he structured debt and corporate finance transactions, most recently as a Vice President at Societe Generale, where he was employed from 1997 until 2002. Previously he worked for First Union National Bank and First Fidelity Bank from 1993 to 1997 underwriting and structuring loan transactions. Mr. Ludwig holds a BA degree in history from The University of Pennsylvania. Mr. Ludwig brings substantial leadership skills and knowledge to our board of directors through his experience in the real estate and financial industries.

Robert Feder. Mr. Feder has been a practicing attorney for over 50 years and is a founding partner of Cuddy & Feder, a prominent law firm in White Plains, New York, specializing in real estate law, and is a Fellow of the American College of Real Estate Lawyers. Mr. Feder has been a Director of Presidential, and a member of its Audit and Compensation committees, since 1981. Mr. Feder has also been a director and member of the Executive Committee of Interplex Industries, a privately owned multinational manufacturer of precision parts for the electronic industry, for over 35 years. Presidential’s Board and stockholders benefit from Mr. Feder’s extensive legal and business experience and his thorough understanding of the business of Presidential.

Jeffrey F. Joseph. Mr. Joseph has been employed by Presidential for many years in many capacities. Mr. Joseph initially served as General Counsel for Presidential and was its President and Chief Executive Officer from 1992 to 2011. Mr. Joseph has served as a director of Presidential since 1993. As a result of his long experience in the real estate business in general and with Presidential, Mr. Joseph has a deep understanding of Presidential’s business, finances and operational requirements and is a valuable member of our Board.

Nickolas W. Jekogian, III. Mr. Jekogian, is the founder, owner and President of Signature Community Investment Group LLC, a Delaware limited liability company (together with its affiliates, "Signature"). Mr. Jekogian founded Signature in 1991 while in college with the purchase of an apartment building in Center City Philadelphia. Since that time, Mr. Jekogian has obtained extensive experience in the real estate industry focusing Signature primarily on multi-family rental properties and at the same time gaining experience in developing commercial properties for third parties. He has built Signature into an integrated real estate company that has an ownership interest in and operates approximately 3,000 apartment units in 17 markets throughout the United States from New York City to Las Vegas. Mr. Jekogian is a licensed real estate broker in New York. He has a business Administration degree from Drexel University and a Masters degree in Management from the University of Pennsylvania. Mr. Jekogian has more than 15 years experience developing commercial projects in the New York and Philadelphia Metropolitan areas for retailers such as CVS Drugs, Commerce Bank and Blockbuster Video. During the last five years, prior to joining Presidential, Mr. Jekogian worked exclusively with Signature. Through his extensive experience in the real estate industry, his involvement in strategic transactions within the industry and educational background, Mr. Jekogian provides important expertise to the Board of Directors.

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Vote Required

Holders of Class A common stock will vote as a class for Proposal 1A, the election of four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Directors are elected by a plurality of the votes of the shares of common stock present, represented and voted at the Annual Meeting. This means that the director-nominee with the most affirmative votes for a particular position is elected for that position.

Election of Directors by Class B Stockholders

It is intended that proxies in the accompanying form received from the holders of Class B common stock will be voted “FOR” the two persons listed below, each of whom is at present a director, as directors until the next annual meeting of stockholders and until their successors are elected and qualified. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable or unwilling to serve as a director. The directors so elected will serve until the next annual meeting and until their respective successors are duly elected and have qualified.

		First
		Became Director
	Occupation or Principal Employment	of Presidential or its
Name and Age of Director	for Past 5 Years	Predecessor Company
Richard Brandt (84)	Director	1972
Jeffrey Rogers (42)	Director, President and Chief Operating Officer of Integra Realty Services, Inc.	2011

Richard Brandt. Mr. Brandt has been a member of the Board of Directors of Presidential and the chairman of its Audit and Compensation Committees since 1972. He became President of Trans-Lux Corporation, a diversified entertainment and electronic communications company, in 1962 and then served as Chairman of the Board of Directors of Trans-Lux from 1974 until 2003. Mr. Brandt brings extensive experience to the Board of Directors as a chief executive of a public company and from his thorough knowledge of Presidential’s business.

Jeffrey S. Rogers. Mr. Rogers has served as President and Chief Operating Officer since February 2005 and as Chief Operating Officer between February 2004 and February 2005 of Integra Realty Resources, Inc., a commercial real estate valuation and counseling firm, where he oversees corporate operations, technology and software initiatives, and all aspects of financial reporting and audit procedures. Mr. Rogers also serves on the Board of Directors of Integra Realty Resources, Inc. Prior to joining Integra Realty Resources, Inc. in February 2004, Mr. Rogers worked from November 2002 to February 2004 as a consultant for Regeneration, LLC, a management consulting firm. Between September 1999 and November 2002, Mr. Rogers held various positions at ReturnBuy, Inc., a technology and software solutions company, including President of ReturnBuy Ventures, a division of ReturnBuy, Inc., between August 2001 and November 2002, Chief Financial Officer between September 1999 and August 2001 and member of the Board of Directors between September 1999 and August 2001. In January 2003, ReturnBuy, Inc. filed for Chapter 11 bankruptcy as part of a restructuring transaction in which it was acquired by Jabil Circuit, Inc. Since March 2009, Mr. Rogers has served as Director of TNP Strategic Retail Trust, Inc., a real estate investment trust that files periodic reports under the Securities Exchange Act of 1934. Mr. Rogers also serves on TNP’s audit committee and investment committee. Mr. Rogers has also served on the Finance Committee of the Young Presidents Organization from March 2009 to March 2010 and as Audit Committee Chairman beginning in July 2010. Mr. Rogers earned a Master of Business Administration degree from The Darden School, University of Virginia in Charlottesville, Virginia, a Juris Doctorate degree from Washington and Lee University School of Law in Lexington, Virginia and a Bachelor of Arts degree in Economics from the Washington and Lee University.

Our Board of Directors, excluding Mr. Rogers, has determined that Mr. Rogers’ previous leadership position with a commercial real estate valuation and counseling firm, his professional experience as an attorney and as a director and member of the audit committee of another REIT are relevant experiences, attributes and skills that make Mr. Rogers a valuable addition to our Board of Directors. In addition, our Board of Directors believes that Mr. Rogers, with his extensive experience with financial reporting as a former Chief Financial Officer, is well-equipped to serve as a member of the Audit Committee.

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Vote Required

Holders of Class B common stock will vote as a class for Proposal 1B, the election of two directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Directors are elected by a plurality of the votes of the shares of common stock present, represented and voted at the Annual Meeting. This means that the director-nominee with the most affirmative votes for a particular position is elected for that position.

Related Party Transactions

Property Management Agreement. On November 8, 2011, as part of the strategic transactions, we and Signature entered into a Property Management Agreement pursuant to which we retained Signature as the exclusive managing and leasing agent for our Mapletree Industrial Center in Palmer, Massachusetts. Signature is required to manage the Mapletree property in accordance with specific management guidelines and leasing guidelines and is required to meet specific reporting requirements and vendor insurance requirements. Signature will receive a compensation of 5% of monthly rental income actually received from tenants at the Mapletree property. We will reimburse Signature for all reasonable expenses incurred by it in performance of its duties under the Property Management Agreement that are either in accordance with the annual budget or which have been approved in writing by us. Such expense shall include, but not be limited to, Signature’s costs of the salaries, benefits and appropriate and prudent training for Signature’s employees who are engaged solely in management or operation of the Mapletree property, but excluding certain expenses that will be borne by Signature, as specified in the Property Management Agreement. The Property Management Agreement has a term of one year and will be automatically renewable for one year terms until it is terminated by either party upon written notice. The Company incurred and owed management fees of $3,357 for the year ended December 31, 2011 and paid in the early part of 2012.

Asset Management Agreement. On November 8, 2011, the Company and Signature entered into an Asset Management Agreement pursuant to which the Company engaged Signature to oversee the Mapletree property and our Hato Rey center in Hato Rey, Puerto Rico. Signature’s duties include leasing, marketing and advertising, financing, construction and dispositions of the properties. Signature will receive a construction fee for any major renovations or capital projects, subject to the approval of our Board of Directors, an asset management fee of 1.5% of the monthly gross rental revenues collected for the properties (provided that the monthly fee for the Hato Rey property will be accrued and not paid until the receipt of mortgage proceeds, if any, on the Mapletree Property), a finance fee of 1% on any debt placement, and a disposition fee of 1% on the sale of any assets, as specified in the Asset Management Agreement. The Asset Management Agreement has a term of one year and will be automatically renewable for one year terms until it is terminated by either party upon written notice. During 2011 we paid $0 to Signature under this Agreement.

Family Relationships

There are no family relationships between any director and any executive officer.

Audit Committee

The members of the Audit Committee are Richard Brandt, Robert Feder and Jeffrey Rogers. The function of the Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act, is to oversee the accounting and financial reporting process of the Company and the audits of the financial statements of the Company. Each member of the Audit Committee is independent (as defined in Section 803A(2) of the NYSE Amex Company Guide). The Board of Directors has adopted a written Charter for the Audit Committee. The Audit Committee held four meetings during our last fiscal year.

The Board of Directors has determined that Richard Brandt, a member of the Audit Committee, is financially sophisticated as defined by Section 803B(2)(a)(iii) of the NYSE Amex Company Guide. The Board does not believe that it is necessary to have a member of the Audit Committee who meets the definition of a financial expert pursuant to Item 407(d) of Regulation S-K because all of the members of the Audit Committee satisfy the NYSE Amex requirements for Audit Committee membership applicable to NYSE Amex listed companies and, as mentioned above, all the members of the Audit Committee are financially sophisticated individuals as defined by the NYSE Amex Company Guide. In addition, all members of the Audit Committee with the exception of Mr. Rogers have been members for at least ten years and are familiar with the business and accounting practices of the Company. The Charter of the Audit Committee is filed as Exhibit A to the Company’s Proxy Statement for the Annual Meeting of Stockholders held June 15, 2009, filed with the SEC on April 27, 2009, and is available on the SEC’s website, www.sec.gov.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES SPECIFIED ABOVE AS DIRECTORS IN PROPOSALS 1A AND 1B.

PROPOSALS NOS. 2, 3 AND 4

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO OUR CERTIFICATE OF INCORPORATION

On June 2, 2012, the Board of Directors adopted a resolution declaring it advisable to amend and restate our Certificate of Incorporation (i) to increase the number of authorized shares of Common Stock from 10,700,000 to 1,050,000,000, consisting of (a) 700,000 shares of Class A Common Stock; (b) 999,300,000 shares of Class B Common Stock and (c) 50,000,000 shares of Preferred Stock, par value $.00001; (ii) to authorize the Board to provide for the issuance of Preferred Stock from time to time in one or more series and to fix, as to such series, the rights, preferences, privileges, etc. of such series; and (iii) to reduce the par value for all classes of the Company’s common stock from $.10 to $.00001 per share, all subject to approval by the stockholders.  The form of the proposed amended and restated Certificate of Incorporation (the “Amendment”) is attached as Annex A.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED CLASS B SHARES OF OUR COMMON STOCK

Our Certificate of Incorporation currently authorizes 10,000,000 shares of Class B common stock, $.10 par value per share. We are asking our stockholders to approve an increase in the authorized shares of Class B common stock to 999,300,000 shares. At May 15, 2012, there were 3,213,147 shares of our Class B common stock outstanding.  As of the same date, 740,000 shares of our Class B common stock were reserved for issuance upon exercise of outstanding stock options and 44,500 shares of our Class B common stock were reserved for issuance under our 2005 Equity Incentive Plan.  Assuming exercise of all of the outstanding stock options and the issuance of all Class B common stock reserved for issuance under the 2005 Equity Incentive Plan, we would have a total of 3,997,647 shares of our of our Class B common stock outstanding.

In connection with the 2012 Plan, we intend to reserve 1,000,000 additional shares of Class B common stock for issuance to our officers, directors, employees and consultants effective upon the approval of an amendment to the Certificate of Incorporation that will increase the number of authorized shares of our Class B common stock to a number that accommodates such reservation.  The Amendment, if approved, will accommodate the 1,000,000 additional shares of Class B common stock reserved under the Plan.

We believe that the Amendment is in the best interests of the Company and its stockholders to maintain flexibility in responding to business and financing needs and opportunities.  In addition to the additional 1,000,000 shares of Class B common stock that will be available under the 2012 Plan if the Amendment and the 2012 Plan are approved, the additional approved Class B common shares that would become available pursuant to the Amendment may be used for any proper corporate purposes without further stockholder approval.  These purposes may include raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding our business through acquisitions and other investment opportunities and other purposes.   Management is unaware of any specific effort to obtain control of the Company, and has no present intention of using the proposed increase in the number of authorized shares of Class B common stock as an anti-takeover device.  However, our authorized but unissued Class B common stock could be used to make an attempt to effect a change in control more difficult.

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The Company’s stockholders will not realize any dilution in their voting rights as a result of the increase in authorized shares of Class B common stock but will experience dilution to the extent additional shares would be issued.

Issuance of significant numbers of additional shares of the Company’s Class B common stock in the future (i) will dilute stockholders’ percentage ownership, and (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, may dilute the value of current stockholders’ shares.

It is not the present intention of the board of directors to seek shareholder approval prior to any issuance of shares of Class B common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the board of directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

When issued, the additional shares of Class B common stock authorized by the amendment will have the same rights and privileges as the shares of Class B common stock currently authorized and outstanding.

Shares of authorized and unissued common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Vote Required

The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of both the Class A common stock and the Class B common stock, voting as a single class is required to approve Proposal 2, the amendment to our Certificate of Incorporation to increase the number of authorized Class B shares of our common stock. In addition, the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of Class A common stock is required to approve Proposal 2. The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of Class B common stock is required to approve Proposal 2.

If you abstain from voting on Proposal 2, your abstention will have the same effect as a vote AGAINST this proposal. Votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will be treated as shares represented and voting on this proposal at the meeting. Similarly, broker non-votes will be counted for purposes of determining both the presence of a quorum and the total the number of shares represented and voting on this proposal. Accordingly, withheld votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO AMEND AND RESTATE THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED CLASS B SHARES OF OUR COMMON STOCK.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

TO AUTHORIZE A CLASS OF BLANK CHECK PREFERRED STOCK

We are also asking our stockholders to approve the designation of 50,000,000 shares of authorized preferred stock, par value $0.00001, as a class of “blank check” preferred stock so as to enable our board of directors to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock.  The Board believes that the amendment would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and acquisitions. Our board of directors believes that the Amendment is in the best interest of the Company and its shareholders.

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If our Certificate of Incorporation is amended to authorize the issuance of “blank check” preferred stock, the board of directors would have discretion to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. If this proposal is approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any shares of preferred stock, except as may be required by applicable law or rules. The term “blank check” preferred stock refer to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the board of directors of a company.

Upon the effectiveness of the Amendment allowing the board of directors to issue blank check preferred stock, the board of directors will have the express authority to execute and file a certificate of designation setting forth the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of our preferred stock.

Our board of directors recommends the Amendment to allow the board of directors to issue blank check preferred stock. Our board of directors believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists.  If the proposed amendment is approved, the board of directors would be empowered, without the necessity of further action or authorization by the Company’s shareholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of the Preferred Stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Each series of Preferred Stock could, as determined by the board of directors at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company’s Class A and/or Class B common stock. No preferred stock is presently authorized by the Company’s Certificate of Incorporation.

The issuance of shares of our preferred stock may adversely affect the rights of the holders of our common stock. If this amendment to allow the board of directors to issue blank check preferred stock is approved by our stockholders, out board of directors will be authorized to issue shares of preferred stock with certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power and economic interest of the holders of our common stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our preferred stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. In addition, in a liquidation, the holders of our preferred stock may be entitled to receive a certain amount per share of our preferred stock before the holders of our common stock receive any distribution. In addition, the holders of our preferred stock may be entitled to vote and such votes may dilute the voting rights of the holders of our common stock when we seek to take corporate action. Our preferred stock also may be convertible into shares of a class of our common stock. Furthermore, our preferred stock could be issued with certain preferences over the holders of our common stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of our preferred stock, if issued, could result in:

•	reduction of the amount of funds otherwise available for payment of dividends on our common stock;

•	restrictions on dividends on our common stock;

•	dilution of the voting power of our common stock; and

•	restrictions on the rights of holders of our common stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

In addition to financing purposes, we could also issue blank check preferred stock that may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our board of directors, this action would be in the best interest of our Company and stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our Company. Such blank check preferred shares also could be privately placed with purchasers favorable to our board of directors in opposing such action. In addition, our board of directors could authorize holders of a series of our preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by our company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new blank check preferred shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our board of directors consider the action of such entity or person not to be in the best interest of our stockholders. The issuance of new blank check preferred shares also could be used to entrench current management or deter an attempt to replace our board of directors by diluting the number or rights of shares held by individuals seeking to control our Company by obtaining a certain number of seats on our board of directors.

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Vote Required

The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of both the Class A common stock and the Class B common stock, voting as a single class is required to approve Proposal 3, the amendment to our Certificate of Incorporation to authorize a class of “blank check” preferred stock. In addition, the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of Class A common stock is required to approve Proposal 3. The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of Class B common stock is required to approve Proposal 3.

If you abstain from voting on Proposal 3, your abstention will have the same effect as a vote AGAINST this proposal. Votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will be treated as shares represented and voting on this proposal at the meeting. Similarly, broker non-votes will be counted for purposes of determining both the presence of a quorum and the total the number of shares represented and voting on this proposal. Accordingly, withheld votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3 TO AMEND AND RESTATE THE CERTIFICATE OF INCORPORATION TO AUTHORIZE A CLASS OF BLANK CHECK PREFERRED STOCK.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

TO REDUCE THE PAR VALUE OF OUR AUTHORIZED SHARES

Our Certificate of Incorporation currently authorizes 700,000 shares of Class A common stock, $0.10 par value per share, and 10,000,000 shares of Class B common stock, $0.10 par value per share. Our board of directors has approved an amendment to our Certificate of Incorporation to decrease the par value of our Class A and Class B common stock from $0.10 per share to $0.00001 per share. The Board believes it is in the best interests of the Company to reduce the par value of our Class A and Class B common stock to $0.00001 per share. The reduction in par value is intended to bring the Company in line with the practice of other public companies with respect to par value.

We further believe that a change from a par value of $0.10 per share to $0.00001 per share will provide the Company with greater flexibility with respect to the issuance of stock and stock-based compensation because Delaware law requires that we receive at least the par value per share as consideration for the issuance of common stock.

Historically, the concept of par value served to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of stock. Over time, the concept of par value has lost its significance, generally. Many companies that incorporate today use a nominal par value or have no par value.

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There are possible negative ramifications associated with lowering the par value of the common stock. For example, the ability to issue shares of common stock at a lower price may afford the Company added flexibility to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences. Although there are these negative possibilities, and possibly others, the Company’s management and Board believe that the benefits to the Company’s stockholders outweigh the negatives.

We will not exchange certificates for currently outstanding shares of our common stock to reflect the decrease in par value. Rather, we will issue new stock certificates only as old certificates are submitted to our transfer agent in connection with a sale of stock.

Vote Required

The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of both the Class A common stock and the Class B common stock, voting as a single class is required to approve Proposal 4, the amendment to our Certificate of Incorporation to reduce the par value of our authorized common stock. In addition, the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of Class A common stock is required to approve Proposal 4 to reduce the par value of our authorized Class A common stock. The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date of Class B common stock is required to approve Proposal 4 to reduce the par value of our authorized Class B common stock.

If you abstain from voting on Proposal 4, your abstention will have the same effect as a vote AGAINST this proposal. Votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will be treated as shares represented and voting on this proposal at the meeting. Similarly, broker non-votes will be counted for purposes of determining both the presence of a quorum and the total the number of shares represented and voting on this proposal. Accordingly, withheld votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

Effective Date of the Amendment

If the Amendment pursuant to Proposals 2, 3 and/or 4, is approved by our stockholders, we have to file the Amendment with the Delaware Secretary of State in order for the Amendment to become effective. If we obtain stockholder approval of any of these proposals, we intend to file the Amendment as soon as practicable.

Our board of directors reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the amendment and restatement of our Certificate of Incorporation.

If the Amendment is adopted, it will become effective upon the acceptance for filing of a Certificate of Amendment to our Certificate of Incorporation by the Secretary of State of the State of Delaware.

No Dissenters' Rights

Under the Delaware General Corporation Law, our common stockholders are not entitled to dissenters' rights with respect to the Amendment, and we will not independently provide common stockholders with any such right.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4 TO AMEND AND RESTATE THE CERTIFICATE OF INCORPORATION TO REDUCE THE PAR VALUE OF OUR AUTHORIZED SHARES.

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PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Holtz Rubenstein Reminick LLP (“Holtz”) has audited and reported upon our financial statements for our fiscal years ended December 31, 2011 and 2010. The Board of Directors has re-appointed Holtz as our independent registered public accountants for 2012. Although stockholder ratification of the appointment of Holtz is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If holders of a majority of the shares present at the Annual Meeting either in person or by proxy and entitled to vote of the Company’s Class A and Class B common stock outstanding on the Record Date, voting together as one class, do not ratify the selection of Holtz at the meeting, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee. However, the Audit Committee is not required to remove Holtz if the requisite shareholder vote is not obtained. Furthermore, although the appointment of Holtz is being submitted for stockholder ratification, the Board of Directors reserves the right, even after ratification by stockholders, to change the appointment of Holtz as our independent registered public accountants, at any time during the 2012 fiscal year, if it deems such change to be in our best interest. [A representative of Holtz is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.]

The following table sets forth fees billed to us by our auditors during the fiscal years ended December 31, 2010 and 2011 for: (i) services rendered for the audit of our annual financial statements, (ii) services by our auditors that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, and (iii) services rendered in connection with tax compliance, tax advice and tax planning.

	2011	2010
Audit Fees (a)	$96,800	$145,500
Audit-Related Fees (b)	16,725	18,000
Tax Fees (c)	18,000	25,210
Total	$131,525	$188,710

(a)	Fees for audit services consisted of the audit of the Company’s annual consolidated financial statements and review of the Company’s quarterly financial statements.

(b)	Fees for audit related services consisted of audits of the Company’s wholly-owned subsidiaries and research into various accounting issues.

(c)	Tax fees consisted of federal, state and local income tax return assistance and REIT compliance testing.

All audit-related services, tax services and other services in 2011 and 2010 were pre-approved by the Audit Committee except for approximately $2,000 in 2010 for tax fees payable to Holtz Rubenstein in 2010 (approximately 1% of the total fees paid in 2010), which were approved by the Audit Committee after their incurrence. The Audit Committee concluded that the provision of the foregoing services by Holtz was compatible with the maintenance of Holtz’s independence in the conduct of its auditing functions.

Vote Required

The affirmative vote of the holders of a majority of the shares present at the Annual Meeting either in person or by proxy and entitled to vote of the Company’s Class A and Class B common stock outstanding on the Record Date, voting together as one class, is required to approve Proposal 5, the ratification of Holtz.

If you abstain from voting on Proposal 5, your abstention will have the same effect as a vote AGAINST this proposal. Votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will be treated as shares represented and voting on this proposal at the meeting. Similarly, broker non-votes will be counted for purposes of determining both the presence of a quorum and the total the number of shares represented and voting on this proposal. Accordingly, withheld votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5 TO RATIFY THE APPOINTMENT OF HOLTZ RUBENSTEIN REMINICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

PROPOSAL NO. 6

APPROVAL AND ADOPTION

OF THE 2012 EQUITY INCENTIVE PLAN

On June 2, 2012, the Board of Directors approved the 2012 Equity Incentive Plan (the “2012 Plan”).  The form of the 2012 Plan is attached as Annex B.

The 2012 Plan reserves 1,000,000 shares of Class B common stock for distribution to executive officers (including executive officers who are also directors), employees, directors, independent agents, consultants and attorneys in accordance with the 2012 Plan’s terms.  The purpose of the 2012 Plan is to offer to the Company’s employees and to the employees of its subsidiaries and other persons who are expected to contribute to the success of the Company, long-term performance-based stock and/or other equity interests in the Company, thereby enhancing its ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees and other persons and the stockholders of the Company.  The various types of incentive awards that may be provided under the 2012 Plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Background

As noted above, our Board of Directors approved the 2012 Plan on June 2, 2012.  Although not required by Delaware law, we are submitting the 2012 Plan to stockholders for their approval.  If stockholder approval of the 2012 Plan is obtained, certain options to be granted in the future under the 2012 Plan may qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code (the “Code) and awards under the 2012 Plan may constitute performance-based compensation not subject to Section 162(m) of the Code.

All of the Company’s officers, directors, employees and consultants are eligible to be granted awards under the 2012 Plan.  An incentive stock option may be granted under the 2012 Plan only to a person who, at the time of the grant, is the Company’s employee or an employee of any present or future parent or subsidiary of the Company.  All awards will be subject to the control of the compensation committee of the Board of Directors, (the “Committee”) which the Board designated in accordance with the 2012 Plan.

A summary of the principal features of the 2012 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2012 Plan, which is attached to this proxy statement as Annex B.  Additionally, the terms of the 2012 Plan are subject, in certain circumstances, to the terms of the award agreement between the Company and the participant.

General

Awards.  The 2012 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options and (b) restricted stock.  Awards may be granted singly, in combination, or in tandem, as determined by the Committee.  A total of 1,000,000 shares of Class B common stock have been reserved for distribution pursuant to the 2012 Plan.  The maximum number of shares of Class B common stock with respect to which incentive stock options may be granted to any one individual in any calendar year shall not exceed $100,000 in fair market value as determined at the time of grant. If any outstanding Award is canceled, forfeited, delivered to us as payment for the exercise price or surrendered to us for tax withholding purposes, shares of Class B common stock allocable to such Award may again be available for Awards under the 2012 Plan.

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Administration.  The 2012 Plan may be administered by the Committee consisting of two or more members of the Board of Directors appointed by the Board.  Each member of the Committee shall be “independent directors” for the purpose of Rule 16b-3 under the Exchange Act and shall also qualify as “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m).  The Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price.  The Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Class B common stock and other amounts payable with respect to an Award will be deferred.  The Committee may delegate some of the functions referred to above to our chief executive officer. It is intended that the 2012 Plan will be administered by our Compensation Committee.

Eligibility and Participation.  Officers and other employees of the Company or any parent or subsidiary of the Company (but excluding any person whose eligibility would adversely affect the compliance of the 2012 Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the 2012 Plan employed by the Company or any parent or subsidiary of the Company and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any parent or subsidiary of the Company are eligible to be granted options or other Awards under the 2012 Plan.  In addition, non-qualified stock options and other Awards may be granted under the 2012 Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the Company’s success.  Eligibility under the 2012 Plan shall be determined by the Committee.

A participant’s right, if any, to continue to serve as the company’s director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2012 Plan.  Participants may receive one or more Awards under the 2012 Plan.

Forms of Awards

Stock Options.  The 2012 Plan provides for the grant of incentive stock options and non-qualified stock options.  The Committee shall determine those persons to whom stock options may be granted.

Options granted pursuant to the 2012 Plan are nontransferable by the optionee, other than by will or by laws of descent and distribution, except as may be otherwise provided with respect to a non-qualified stock option pursuant to the specific provision of the stock option agreement for such an award.  Except as otherwise provided in the stock option agreement relating to a non-qualified stock option, all options are exercisable, during the optionee’s lifetime, only by the optionee or his or her guardian or legal representative.  The Committee shall fix the term of each stock option.  With respect to incentive stock options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”), such incentive stock option shall not be exercisable more than five (5) years from the date of grant.  Under certain circumstances set forth in the 2012 Plan, options may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Committee determines to shorten or extend the exercise periods.  Options may be granted to optionees in such amounts and at such prices as may be determined from time to time by the Committee.  The exercise price of an incentive stock option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an incentive stock option granted to a 10% Stockholder may not be less than 110% of such fair market value.  The exercise price of a non-qualified stock option may not be less than fair market value of the shares underlying the option on the date the option is granted.

Under the 2012 Plan, the Company may not, in the aggregate, grant incentive stock options that are first exercisable by any individual optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

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The 2012 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances.  Shares of Class B common stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants.  No shares of our Class B common stock may be issued upon the exercise of any option granted under the 2012 Plan until the full option price has been paid by the optionee.

The 2012 Plan will remain in effect until all stock options are exercised or terminated.  Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the effective date of the 2012 Plan.

Restricted Stock Awards.  Under the 2012 Plan, the Committee may grant shares of restricted Class B common stock either alone or in tandem with other Awards.  Restricted stock awards give the recipient the right to receive a specified number of shares of Class B common stock, subject to such terms, conditions and restrictions as the Committee deems appropriate.  Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.

Performance-Based Awards and Performance Goals.  Certain Awards made under the 2012 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”).  Under Code Section 162(m), the Company’s tax deduction may be limited to the extent total compensation paid to the chief executive officer, or any of the four most highly compensated executive officers (other than the chief executive officer), exceeds $1,000,000 in any one tax year.  Among other criteria, Awards only qualify as performance-based awards if at the time of grant the compensation committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder).  In addition, stockholder approval of material terms of performance goals for such “performance-based compensation” is required.

All stock options and certain stock awards and performance awards granted under the 2012 Plan, and the compensation attributable to such Awards, are intended to (i) qualify as performance-based awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as performance-based awards: revenue, pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales; general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs.  The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements.  Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

Effect of a Change of Control.  Unless suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of a “change of control” as defined in the 2012 Plan, all outstanding stock options which have been outstanding for at least one year shall become exercisable in full, whether or not exercisable at the time and any such stock option shall remain exercisable in full until it expires pursuant to its terms and, except as provided in the 2012 Plan, all restrictions contained in any restricted stock award granted under the 2012 Plan shall lapse and the shares of stock subject to such awards shall be distributed within 30 days of the change of control.

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Termination of Employment.  With respect to a participant whose employment is terminated for any reason other than death, disability or retirement, the stock options granted to such participant automatically terminate.  If, however, the optionee’s employment is terminated without cause (as defined in the 2012 Plan), the stock option may be exercised for a period of three months from the date of the termination or until the expiration of the term of such stock option, whichever is shorter.  The 2012 Plan provides for certain periods after termination of employment during which a participant may exercise a stock option if employment is terminated due to death or disability or retirement, as defined in the 2012 Plan.

With respect to non-option Awards, unless otherwise provided in their Award, a participant whose employment is terminated for any reason, including, without limitation, retirement, death or disability, forfeits all unvested, unexercisable and unearned Awards granted to the participant.  The 2012 Plan’s provisions relating to termination of employment may be modified in the discretion of the Committee.

Term and Amendment.  The 2012 Plan was adopted by the Board on June 2, 2012 and will be effective as of the date of effectiveness of the stockholder consent approving the Plan.  No Award will be granted more than ten years after such date of effectiveness.  The Board may at any time, and from time to time, amend any of the provisions of the 2012 Plan, and may at any time suspend or terminate the 2012 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of a majority of the outstanding shares of stock entitled to vote and present in person or by proxy at a meeting called for such purpose if the failure to obtain such approval would adversely affect the compliance of the 2012 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation.  The Committee may amend the terms of any Stock Option or other Award theretofore granted under the 2012 Plan; provided, however, that subject to certain provisions of the 2012 Plan, no such amendment may be made by the Committee which in any material respect impairs the rights of the participant without the participant’s consent, except for such amendments which are made to cause the 2012 Plan to qualify for the exemption provided by Rule 16b-3.  Moreover, no stock option previously granted under the 2012 Plan may be amended to reduce the exercise price of the stock option.  The 2012 Plan provides the Committee with certain powers with regard to compliance with Code Section 409A.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2012 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code.  The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law.  The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b).  The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options.  Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an incentive stock option granted pursuant to the 2012 Plan (see, however, discussion of alternative minimum tax below).  If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction.  If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price.  Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss.  The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse).  If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

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The exercise of an incentive stock option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”).  The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT.  In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the incentive stock option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her incentive stock option generally will not recognize gain or loss on his or her surrender of such shares.  The surrender of shares previously acquired upon exercise of an incentive stock option in payment of the exercise price of another incentive stock option, is, however, a “disposition” of such stock.  If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an incentive stock option by surrendering shares will be subject to the incentive stock option holding period requirements.  Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered.  The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise.  The incentive stock option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options.  Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of non-qualified stock options pursuant to the 2012 Plan.  On the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares.  The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.  For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000.  An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an incentive stock option and the delivery of such shares is a disqualifying disposition.  See “Incentive Stock Options.”  The optionee will recognize ordinary income on the exercise of the non-qualified stock option as described above.  Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered.  The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Awards.  The taxability of a stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant.  If a stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant.  If a stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time.  Within thirty days of receipt of a stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the Award at the time of receipt.  In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award.  However, if shares subject to the Award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction.  For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an Award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares.  Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.  The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

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Performance Awards.  The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved.  If a performance award consists of a promise to deliver Common Stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the Common Stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction.  Generally, whenever a participant realizes ordinary income under the 2012 Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements.  Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its chief executive officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation.

Options Granted to Date.          None.

Vote Required

The affirmative vote of the holders of a majority of the shares present at the Annual Meeting either in person or by proxy and entitled to vote of the Company’s Class A and Class B common stock outstanding on the Record Date, voting together as one class, is required to approve Proposal 6, the approval of the 2012 Plan.

If you abstain from voting on Proposal 6, your abstention will have the same effect as a vote AGAINST this proposal. Votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will be treated as shares represented and voting on this proposal at the meeting. Similarly, broker non-votes will be counted for purposes of determining both the presence of a quorum and the total the number of shares represented and voting on this proposal. Accordingly, withheld votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2012 PLAN.

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EXECUTIVE COMPENSATION

Remuneration of Executive Officers

The following table and discussion summarizes the compensation for the two years ended December 31, 2011 and 2010 of the Principal Executive Officer and Principal Financial Officer of the Company who served as such during fiscal 2011 and those persons serving in such capacity at December 31, 2011. There were no other executive officers at December 31, 2011.

Summary Compensation Table

Name and Principal		Salary		Bonus	Stock Awards	Option Awards		Non-equity incentive plan compensation	Nonqualified deferred compensation	All Other Compensation	Total
Position	Year	($)		($)	($)	($)		($)	earnings ($)	($)	($)
Jeffrey F. Joseph (1)	2011	322,901		-	-	-		-	-	553,350	876,251
President, Chief Executive Officer and Director	2010	349,809			-	-		-	-	31,250	381,059

Elizabeth Delgado (1)	2011	150,577		-	-	-		-	-	175,000	325,577
Chief Financial Officer, Treasurer and Secretary	2010	158,374			-	-		-	-	11,535	169,909

Nickolas W. Jekogian (2)	2011	28,846	(3)	-	-	24,666	(4)	-	-	-	53,512
Chairman, Chief Executive Officer and Director

Alexander Ludwig President (2) Chief Operating Officer, Principal Financial Officer and Secretary	2011	28,846			-	24,666	(4)	-	-	-	53,512

(1)	Resigned as an officer effective November 16, 2011. The payment of $553,350 to Mr. Joseph was made in connection with the termination of his employment agreement in connection with the strategic transactions on November 8, 2011.
(2)	Elected as an officer effective November 16, 2011.
(3)	Salary is deferred until the occurrence of a Capital Event. See Employment Agreements and Stock Option Agreements below.
(4)	Represents 24,666 earned shares valued at $1.00 per share of the 74,000 shares of Class B common stock subject to an option granted on November 8, 2011 which will become exercisable within 60 days.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price per share ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Nickolas W. Jekogian		370,000		1.25	November 8, 2021
Alexander Ludwig		370,000		1.25	November 8, 2021

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Employment Agreements and Stock Option Agreements.

Nickolas W. Jekogian. On November 8, 2011, we entered into an employment agreement with Mr. Jekogian pursuant to which we employ Mr. Jekogian as a Director, Chairman of the Board of Directors and Chief Executive Officer. The employment agreement has a term of eighteen months and may be terminated at any time by the Board of Directors for “cause” or by Mr. Jekogian for “good reason,” each as defined in the employment agreement. Mr. Jekogian will receive a base salary of $200,000 per annum for the first twelve months and $225,000 per annum for the last six months. Commencing with our fiscal year beginning January 1, 2012 and for each fiscal year thereafter during the term of the employment agreement, Mr. Jekogian will have the opportunity to earn a bonus of up to $200,000, with the amount determined by the Compensation Committee in its absolute discretion. However, the payment of the bonus and base salary will be deferred until a “Capital Event” occurs, which is defined as the receipt by the Company of at least $20,000,000 in cash or property from capital raising activities.

Mr. Jekogian will not be exclusive to the Company. He will continue to own and operate Signature. As a result, Mr. Jekogian may be subject to conflicts of interest. The independent directors of the Board will review all transactions between the Company and Signature and the activities of Mr. Jekogian.

On November 8, 2011, we also entered into a stock option agreement with Mr. Jekogian. Subject to the terms and conditions set forth in the option agreement, the Company granted to Mr. Jekogian the right and option to purchase 370,000 shares of our Class B common stock at a price of $1.25 per share, of which 74,000 shares may be purchased six months after the grant date, 148,000 shares may be purchased upon and after the occurrence of the Capital Event, and the rest may be purchased upon and after the consummation of an underwritten registered public offering of our common stock with gross proceeds of not less than $40,000,000. However, if there is a “Change of Control,” as defined in the option agreement, the option automatically becomes fully vested and exercisable. The option is not a qualified option within the meaning of the Internal Revenue Code of 1986 nor was it granted pursuant to any stock option plan as the Company does not have a stock option plan in effect. The option has a term of ten years.

Alexander Ludwig. On November 8, 2011, we entered into an employment agreement with Mr. Ludwig pursuant to which we employ Mr. Ludwig as President and Chief Operating Officer. The employment agreement has a term of eighteen months and may be terminated at any time by the Board of Directors for “cause” or by Mr. Ludwig for “good reason,” each as defined in the employment agreement. Mr. Ludwig will receive a base salary of $200,000 per annum for the first twelve months and $225,000 per annum for the last six months of the term. Commencing with our fiscal year beginning January 1, 2012 and for each fiscal year thereafter during the term of the employment agreement, Mr. Ludwig will have the opportunity to earn a bonus of up to $200,000, with the amount determined by the Compensation Committee in its absolute discretion.

Mr. Ludwig will continue to provide consulting services to and receive compensation from Signature. As a result, Mr. Ludwig may be subject to conflicts of interest. Mr. Ludwig has agreed to keep the independent directors of the Board advised of his activities for and compensation from Signature.

On November 8, 2011, we entered into an option agreement with Mr. Ludwig which has the same terms as the option agreement entered into with Mr. Jekogian and which is described above.

Jeffrey F. Joseph. The Company previously entered into an employment agreement with Jeffrey F. Joseph, former President and Chief Executive Officer of the Company that extended through December 31, 2012 and provided for annual increases of compensation based on increases in the cost of living.  Mr. Joseph agreed to forgo the cost of living increase to which he otherwise would be entitled for 2011 and to maintain his salary of $349,809, the same as in 2010. On August 25, 2010, in connection with the approval of the plan of liquidation in 2010, Mr. Joseph agreed to amend his employment agreement to reduce the amount of compensation he would otherwise be entitled to receive upon termination of his employment (the “Termination Amendment”).   The Termination Amendment provided that the employment of Mr. Joseph may be terminated by the Company on 30 days’ prior written notice (termination to occur no earlier than December 31, 2010), in which event, in lieu of all amounts payable under his employment agreements (which excludes the amounts payable under the Defined Benefit Pension Plan), he will be entitled to receive $1,106,700 (the “Severance Amount”).  Severance Amount will be paid promptly after the Company has fully funded its Defined Benefit Pension Plan and has at least $2 million of available liquidity as determined by the Board (or $1.5 million, if the Company’s assets have previously been distributed to the liquidating trust); provided that, commencing with the month following termination, Mr. Joseph will be entitled to payments of $9,500 per month for the first 18 months following termination and thereafter at $10,000 per month, which payments will reduce the final lump sum payment of his Severance Amount.  Payments under the employment agreement, as amended, do not affect payments under the Defined Benefit Pension Plan.

27

In order to induce Signature, the Class A purchaser and the Class B purchasers to enter into the strategic transactions on November 8, 2011 and to provide liquidity to the Company to pay the special dividend, Mr. Joseph agreed to further amend the agreement to reduce the overall amount payable to him pursuant to his existing agreements and to defer a portion of the remaining amount.   Mr. Joseph agreed to reduce the Lump Sum Amount payable to him from $1,106,700 to $830,025, of which $553,350 was paid on November 8, 2011, and the balance of $276,675 is payable on the third anniversary thereof.   Mr. Joseph subsequently resigned as an officer effective November 16, 2011.

Steven Baruch and Thomas Viertel. The Company also entered into employment agreements with Steven Baruch, former Executive Vice President of the Company, and Thomas Viertel, former Executive Vice President and Chief Financial Officer of the Company, that extended to December 31, 2012 and provided for annual increases of compensation based on increases in the cost of living. On August 25, 2010, in connection with the approval of the plan of liquidation in 2010, each of Messrs. Viertel and Baruch agreed to amend their respective employment agreements to reduce the amount of compensation they would otherwise be entitled to receive upon termination of their employment (the “Termination Amendments”). The Termination Amendments provide that the respective employment of each of Messrs. Viertel and Baruch may be terminated by the Company on 30 days’ prior written notice (termination to occur no earlier than December 31, 2010), in which event, in lieu of all amounts payable under their employment agreements (which excludes the amounts payable under the Defined Benefit Pension Plan), they were entitled to receive $745,400 and $712,900, respectively (each, “Severance Amount”).  Severance Amount were to be paid promptly after the Company fully funded its Defined Benefit Pension Plan and had at least $2 million of available liquidity as determined by the Board (or $1.5 million, if the Company’s assets have previously been distributed to the liquidating trust); provided that, commencing with the month following termination, each of Messrs. Viertel and Baruch were to be entitled to payments of $9,500 per month for the first 18 months following termination and thereafter at $10,000 per month, which payments would reduce the final lump sum payment of his respective Severance Amount.  Payments under the employment agreements, as amended, do not affect payments under the Defined Benefit Pension Plan. Pursuant to the Termination Amendments, the employment agreements of Messrs. Baruch and Viertel were terminated by the Board of Directors as of December 31, 2010.

In order to induce Signature, the Class A purchaser and the Class B purchasers to enter into the strategic transactions on November 8, 2011 and to provide liquidity to the Company to pay the special dividend, each of Mr. Steven Baruch and Mr. Thomas Viertel agreed to further amend the agreements to reduce the overall amount payable to him pursuant to his existing agreements and to defer a portion of the remaining amount.  Mr. Baruch agreed to reduce the Lump Sum Amount (as defined) payable to him from $617,900 to $463,425, of which $308,950 was paid on November 8, 2011, and the balance of $154,475 is payable on the third anniversary thereof.   Mr. Viertel agreed to reduce the Lump Sum Amount payable to him from $650,400 to $487,800 of which $325,200 was paid on November 8, 2011, and the balance of $162,600 is payable on the third anniversary thereof. Payment of these deferred amounts is not contestable by the Company for any reason.

The aggregate amount waived or deferred by Messrs. Baruch, Joseph and Viertel is $1,187,500, of which $593,750 was waived permanently and payment of the balance of $593,000 was deferred for the three-year period.  The amounts waived and deferred were in addition to the $1,941,019 aggregate amount of reductions in the compensation otherwise payable to them upon termination of their employment that were agreed to in August 2010 in connection with the approval by the Board of the plan of liquidation.

Compensation of Directors

The Company pays each director (other than Messrs. Jekogian and Ludwig) $20,000 per annum, plus $2,000 for each meeting of the Board and the annual meeting of the Audit Committee attended, and $1,500 for attendance at each meeting of the Compensation Committee and all other meetings of the Audit Committee, plus reimbursement of expenses. In addition, the Chairman of the Audit Committee and the Compensation Committee receives an additional $1,000 per annum in each case. A portion of these directors’ fees is paid by the issuance of 1,000 shares of the Company’s Class B common stock to each director. The Company ordinarily does not pay any other compensation to directors for their services as Directors. No director’s fees were paid to Mr. Joseph during 2011 as he served as an executive officer during the year and was paid in that capacity.

28

Director Compensation Table

The following table reflects the compensation in 2011 for each member of the Company’s Board as described above.

Name (a)	Fees Earned or Paid in Cash ($)(b)		Stock Awards ($)(c)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)(h)
Steven Baruch	0	(1)(3)	-	-	-	-	-	0
Richard Brandt	36,870	(2)	(2)	-	-	-	-	38,500
Mortimer Caplin	33,370	(2)(3)	(2)	-	-	-	-	35,000
Robert Feder	34,870	(2)	(2)	-	-	-	-	36,500
Jeffrey Joseph	0	(1)	-	-	-	-	-	0
Thomas Viertel	0	(1)(3)	-	-	-	-	-	0
Nickolas W. Jekogian	0		-	-	-	-	-	0
Alexander Ludwig	0		-	-	-	-	-	0
Jeffrey Rogers	0		-	-	-	-	-	0

(1)	These Directors received no compensation for their services as Directors during 2011. Mr. Joseph was the President and Chief Executive Officer of the Company. His compensation is set forth in the Summary Compensation Table. Mr. Joseph ceased to be an executive officer on November 16, 2011. As of 2012, he is no longer an officer of the Company and will be paid as a director in 2012.

(2)	As described above, each of these Directors receives a portion of his Director’s fees by the issuance of 1,000 shares of the Company’s Class B common stock. The market value of the shares reduces the fees otherwise to be paid in cash. In 2011, the value of the 1,000 shares issued to each of these Directors was $1,630 so that the fee otherwise paid to each Director in cash (as shown in column (b)) in 2011 was reduced by that amount.

(3)	These Directors resigned as of November 8, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Transactions

On November 8, 2011, we participated in a series of strategic transactions which included some of the members of our Board of Directors and resulted in the resignation of three of our directors and all of our officers and the election of three new directors as well as the appointment of Nickolas W. Jekogian as Chairman and Chief Executive Officer and Alexander Ludwig as President, Chief Operating Officer, Principal Financial Officer and Secretary. These transactions are described elsewhere in this report and those descriptions are deemed incorporated within this Item 13. See Item 1(b) Developments during 2011, Strategic Transactions.

Mr. Jekogian is the owner of Signature Community Group and its affiliates. Mr. Jekogian’s father, Nickolas W. Jekogian, Jr. is the trustee of the BBJ Irrevocable Family Trust.

We sublease our executive office space under a month to month lease with Signature for a monthly rental payment of $433 or $5,200 per year. Either party may terminate the sublease upon 30 days prior written notice.

Property Management Agreement. On November 8, 2011, as part of the strategic transactions, we and Signature entered into a Property Management Agreement pursuant to which we retained Signature as the exclusive managing and leasing agent for our Mapletree Industrial Center in Palmer, Massachusetts. Signature is required to manage the Mapletree property in accordance with specific management guidelines and leasing guidelines and is required to meet specific reporting requirements and vendor insurance requirements. Signature will receive a compensation of 5% of monthly rental income actually received from tenants at the Mapletree property. We will reimburse Signature for all reasonable expenses incurred by it in performance of its duties under the Property Management Agreement that are either in accordance with the annual budget or which have been approved in writing by us. Such expense shall include, but not be limited to, Signature’s costs of the salaries, benefits and appropriate and prudent training for Signature’s employees who are engaged solely in management or operation of the Mapletree property, but excluding certain expenses that will be borne by Signature, as specified in the Property Management Agreement. The Property Management Agreement has a term of one year and will be automatically renewable for one year terms until it is terminated by either party upon written notice. We incurred and owed management fees of $3,357 for the year ended December 31, 2011 that were paid in the early part of 2012.

29

Asset Management Agreement. On November 8, 2011, the Company and Signature entered into an Asset Management Agreement pursuant to which the Company engaged Signature to oversee the Mapletree property and our Hato Rey center in Hato Rey, Puerto Rico. Signature’s duties include leasing, marketing and advertising, financing, construction and dispositions of the properties. Signature will receive a construction fee for any major renovations or capital projects, subject to the approval of our Board of Directors, an asset management fee of 1.5% of the monthly gross rental revenues collected for the properties (provided that the monthly fee for the Hato Rey property will be accrued and not paid until the receipt of mortgage proceeds, if any, on the Mapletree Property), a finance fee of 1% on any debt placement, and a disposition fee of 1% on the sale of any assets, as specified in the Asset Management Agreement. The Asset Management Agreement has a term of one year and will be automatically renewable for one year terms until it is terminated by either party upon written notice. During 2011, we paid $0 to Signature under this agreement.

Independent Directors

The Board has determined that Richard Brandt, Robert Feder and Jeffrey Rogers are independent directors pursuant to Section 803A(2) of the NYSE Amex Company Guide.

Conflicts of Interest and Fiduciary Duties

Conflicts of interest may arise as a result of the relationship between Mr. Jekogian, who is Chairman of the Company’s board of directors and chief executive officer of the Company, and Signature, of which Mr. Jekogian is the owner and chief executive officer. Mr. Ludwig, a director, our president, chief operating officer and principal financial officer, also provides consulting services to and receives compensation from Signature. All of our directors and officers have fiduciary duties to manage the Company in a manner beneficial to our stockholders. At the same time, Mr. Jekogian and Mr. Ludwig may also owe fiduciary duties to Signature. The independent directors of the Board will review all transactions between the Company and Signature and the activities of Mr. Jekogian and Mr. Ludwig.

Indemnification of Directors and Officers

The Company’s Articles of Incorporation provide that no director, officer of or employee to the corporation past, present or future, shall be personally liable to the corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the liability of a director for acts or omissions which involve intentional misconduct, fraud or knowing violation of law and for the payment of dividends is not so eliminated.  The corporation shall advance or reimburse reasonable expenses incurred by an affected officer, director or employee without regard to the above limitations, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the Articles of Incorporation.

Review, Approval or Ratification of Transactions with Interested Persons

All transactions with related persons covered by Item 404(a) of Regulation S-K are reviewed by the full Board of Directors.  We do not have a written policy in respect of such review.

30

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of reports we received, or written representations that no such reports were required for those persons, we believe that, for 2011, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission were filed on a timely basis, except that the following reports were not timely filed: Form 3 was not filed timely by Singley Capital Partners with respect to a reporting event on December 14, 2011.

OTHER MATTERS

Except as otherwise indicated, information contained herein is given as of [ ], 2012. Our management and our Board know of no matters to come before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy will vote the shares represented thereby in accordance with the recommendation of the Board as to any proposal properly presented at the Annual Meeting, or if no recommendation is made by the Board, then pursuant to the authority granted in the proxy.

The matters to be considered at the Annual Meeting are of great importance to our stockholders. Accordingly, you are urged to read and carefully consider the information presented in this proxy statement, and to sign and date the enclosed proxy card and return it today in the enclosed pre-addressed postage-paid envelope.

Copies of our Annual Report on Form 10-K, for the year ended December 31, 2011 and our other annual, quarterly and current reports we file with the Securities and Exchange Commission, and any amendments to this report, are available free of charge to any stockholder requesting it in writing to our Secretary, at Presidential Realty Corporation, 9 East 40th Street, Suite 900, New York, New York 10016.

YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS Nickolas W. Jekogian, III Chairman and Chief Executive Officer

New York, New York

__, 2012

31

ANNUAL MEETING OF STOCKHOLDERS OF

PRESIDENTIAL REALTY CORPORATION

__________, 2012

CLASS A SHARES

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.presrealty.com

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS IN PROPOSAL 1A AND "FOR" PROPOSALS 2 THROUGH 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1A. Election of Directors by Class A Stockholders:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ ALEXANDER LUDWIG
○ ROBERT FEDER
○ JEFFREY J. JOSEPH
○ NICHOLAS W. JEKOGIAN

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2011 Annual Report to Shareholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

PRESIDENTIAL REALTY CORPORATION

__________, 2012

CLASS A SHARES

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.presrealty.com

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS IN PROPOSAL 1A AND "FOR" PROPOSALS 2 THROUGH 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1A. Election of Directors by Class A Stockholders:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ ALEXANDER LUDWIG
- ○ ROBERT FEDER
- ○ JEFFREY J. JOSEPH
- ○ NICHOLAS W. JEKOGIAN

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2011 Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder __________ Date: __________ Signature of Stockholder __________ Date: __________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

(CLASS A SHARES)

PRESIDENTIAL REALTY CORPORATION

MANAGEMENT PROXY

The undersigned hereby appoints Nickolas W. Jekogian and Alexander Ludwig, as Proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all shares of Class A Common Stock of Presidential Realty Corporation held of record by the undersigned on July 2, 2012, at the Annual Meeting of Stockholders to be held at Blank Rome, LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, on _________, 2012, or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

PRESIDENTIAL REALTY CORPORATION

__________, 2012

CLASS B SHARES

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.presrealty.com

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS IN PROPOSAL 1B AND "FOR" PROPOSALS 2 THROUGH 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1B. Election of Directors by Class B Stockholders:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ RICHARD BRANDT
○ JEFFREY S. ROGERS

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2011 Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

PRESIDENTIAL REALTY CORPORATION

______________, 2012

CLASS B SHARES

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.presrealty.com

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS IN PROPOSAL 1B AND "FOR" PROPOSALS 2 THROUGH 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1B. Election of Directors by Class B Stockholders:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ RICHARD BRANDT
- ○ JEFFREY S. ROGERS

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2011 Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

(CLASS B SHARES)

PRESIDENTIAL REALTY CORPORATION

MANAGEMENT PROXY

The undersigned hereby appoints Nickolas W. Jekogian and Alexander Ludwig, as Proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all shares of Class B Common Stock of Presidential Realty Corporation held of record by the undersigned on July 2, 2012, at the Annual Meeting of Stockholders to be held at Blank Rome, LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, on __________, 2012, or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

14475

ANNEX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PRESIDENTIAL REALTY CORPORATION

Pursuant to Section 245 of the Delaware General Corporation Law

The original Certificate of Incorporation of Presidential Realty Corporation (the "Corporation") was filed by the Secretary of State on July 6, 1983. This Restated Certificate of Incorporation, which further amends the Certificate of Incorporation of the Corporation, was duly adopted by the written consent of the Board of Directors and by the affirmative vote of the holders of a majority of each class of stock entitled to vote at a meeting of stockholders in accordance with the provisions of the General Corporation Law of the State of Delaware.

First: The name of the Corporation is PRESIDENTIAL REALTY CORPORATION.

Second: The address of the Corporation’s registered office in the State of Delaware is 1811 Silverside Road, in the City of Wilmington, County of New Castle, 19810. The name of its Registered Agent at such address is Vcorp Services, LLC.

Third: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Fourth: (A) The total number of shares of stock which the Corporation shall have authority to issue is One Billion, Fifty Million (1,050,000,000), of which Seven Hundred Thousand (700,000) shares of the par value of $.00001 each shall be Class A Common Stock; Nine Hundred Ninety-Nine Million, Three Hundred Thousand (999,300,000) shares of the par value of $.00001 each shall be Class B Common Stock; and Fifty Million (50,000,000) shares of the par value of $.00001 each shall be Preferred Stock.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series.

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

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(B)          The powers, preferences and rights and the qualifications, limitations or restrictions thereof in respect of said classes of Common Stock, are as follows:

(a) The entire voting power for the election of two-thirds (2/3) of the directors shall be vested exclusively in the holders of the Class A Common Stock and the entire voting power for the election of one-third (1/3) of the directors shall be vested exclusively in the holders of the Class B Common Stock. On all other matters the holders of the Class A Common Stock and the holders of the Class B Common Stock shall have one vote per share for all purposes. However, no action shall be taken which would alter or change the special rights or powers given to either class of Common Stock so as to affect such class adversely, or which would increase or decrease the amount of the authorized stock of such class, or increase or decrease the par value thereof, except upon the affirmative vote of the holders of the majority of the outstanding shares of the class of stock so affected.

(b) No stockholder of this Corporation shall, because of his ownership of stock, have a preemptive or other right to purchase, subscribe for, or take any part of any stock or any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of this Corporation issued, optioned, or sold by it after its incorporation. Any part of the capital stock and any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of this Corporation authorized by this certificate of incorporation or by an amended certificate duly filed, may at any time be issued, optioned for sale, and sold or disposed of by this Corporation pursuant to resolution of its board of directors to such persons and upon such terms as may to such board seem proper without first offering such stock or securities or any part thereof to existing stockholders.

(c) Except as hereinbefore provided, the powers, preferences and rights and the qualifications, limitations or restrictions of the Class A Common Stock and the Class B Common Stock shall be in all respects identical, share for share.

Fifth: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

Sixth: Any person made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer or employee of this Corporation or of any corporation which he served as such at the request of this Corporation, shall be indemnified by the Corporation against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, director or employee is liable for negligence or misconduct in the performance of his duties. Such right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled by law.

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Seventh: Election of directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

Eighth: (A) In addition to any other affirmative vote required by law or this certificate of incorporation, the affirmative vote of the holders of not less than two-thirds of the outstanding shares of Voting Stock (as hereinafter defined) held by stockholders other than an Acquiring Person (as hereinafter defined) by or on whose behalf, directly or indirectly, a Business Combination (as hereinafter defined) is proposed, voting as a single class, shall be required for the approval or authorization of any Business Combination of the Corporation with any Acquiring Person; provided, however, that the two-thirds voting requirement shall not be applicable if:

(a) The Continuing Directors (as hereinafter defined) of the Corporation by at least a two-thirds vote (i) have expressly approved in advance the acquisition of the outstanding shares of Voting Stock that caused such Acquiring Person to become an Acquiring Person, or (ii) have expressly approved such Business Combination; or

(b) The cash or fair market value (as determined by at least two-thirds of the Continuing Directors) of the property, securities or other consideration to be received per share by holders of each class of Voting Stock of the Corporation in the Business Combination is an amount not less than the higher of (i) the Highest Per Share Price or the Highest Equivalent Price (as these terms are hereinafter defined) paid by an Acquiring Person in acquiring any of its holdings of each class of the Corporation’s Voting Stock, and (ii) the Ratio Price (as that term is hereinafter defined), and such consideration shall be in the same form and of the same kind as the consideration paid by the Acquiring Person in acquiring the shares of Voting Stock already owned by it. If the Acquiring Person has paid for shares of Voting Stock with varying forms of consideration, the form of consideration to be received by the holders of Voting Stock shall be either cash or the form used to acquire the largest number of shares of Voting Stock acquired by such Acquiring Person.

(B)          For purposes of this Article:

(a) The term “Business Combination” shall mean (i) any merger or consolidation of, the Corporation or a subsidiary of the Corporation with or into an Acquiring Person, (ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, in a single transaction or related series of transactions, of all or any Substantial Part (as hereinafter defined) of the assets either of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary of the Corporation to an Acquiring Person, (iii) any merger, or consolidation of an Acquiring Person with or into the Corporation or a subsidiary of the Corporation, (iv) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, in a single transaction or related series of transactions, of all or any Substantial Part of the assets of an Acquiring Person to the Corporation or a subsidiary of the Corporation, (v) the issuance of any securities of the Corporation or a subsidiary of the Corporation to an Acquiring Person, (vi) any recapitalization, merger or consolidation that would have the effect of increasing the voting power of an Acquiring Person, (vii) the adoption of any plan or proposal for the liquidation, or dissolution of the Corporation proposed, directly or indirectly, by or on behalf of an Acquiring Person, (viii) any merger or consolidation of the Corporation with a subsidiary, proposed by or on behalf of an Acquiring Person, unless the surviving or consolidated corporation, as the case may be, has a provision in its certificate of incorporation substantially identical to this one, and (ix) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. A person who is an Acquiring Person as of (I) the time any definitive agreement relating to a Business Combination is entered into, (II) the record date for the determination of stockholders entitled to notice of and to vote on a Business Combination, or (III) immediately prior to the consummation of a Business Combination shall be deemed an Acquiring Person for purposes of this definition.

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(b) The term “Acquiring Person” shall mean and include any individual, corporation, trust, partnership or other person or entity which, together with its Affiliates and Associates (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect at May 9, 1983 (collectively, and as so in effect, the “Exchange Act”)), and with any other individual, corporation, trust, partnership or other person or entity with which it has any agreement, arrangement or understanding with respect to acquiring, holding, voting or disposing of Voting Stock, Beneficially Owns (as defined in Rule 13d-3 of the Exchange Act), in the aggregate, 15% or more of the outstanding Voting Stock of the Corporation. A person or entity, its Affiliates or Associates and all such other persons or entities with whom they have any such agreement, arrangement or understanding shall be deemed a single Acquiring Person for purposes of this Article.

(c) The term “Substantial Part” shall mean (i) 20% or more of the fair market value of the total consolidated assets of the Corporation and its subsidiaries taken as a whole, or (ii) a similar amount of the assets of an Acquiring Person and its subsidiaries, as of the end of its most recent fiscal year ended prior to the time the determination is being made.

(d) Without limitation, any share of Voting Stock of the Corporation that any Acquiring Person has the right to acquire at any time (notwithstanding that Rule 13d-3 deems such shares to be beneficially owned only if such right may be exercised within 60 days) pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed to be Beneficially Owned by the Acquiring Person and to be outstanding for purposes of clause (b) above.

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(e) For the purposes of subparagraph A(b) of this Article, the term “other consideration to be received” shall include, without limitation, Common Stock or other capital stock of the Corporation retained by its existing stockholders other than the Acquiring Person by or on whose behalf, directly or indirectly, such Business Combination has been proposed or other parties to such Business Combination in the event of a Business Combination in which the Corporation is the surviving corporation.

(f) The term “Voting Stock” shall mean all of the outstanding shares of Common Stock entitled to vote on each matter on which the holders of record of the Class A and Class B Common Stock shall be entitled to vote, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by all such shares.

(g) The term “Continuing Director” shall mean a director who is unaffiliated with the Acquiring Person and was a member of the Board of Directors of the Corporation immediately prior to the time that the Acquiring person involved in a Business Combination became an Acquiring Person; provided, however, that no director shall be deemed to be a Continuing Director unless at least a majority of the entire authorized number of directors would at the time qualify as Continuing Directors.

(h) An Acquiring Person shall be deemed to have acquired a share of the Voting Stock of the Corporation at the time when such Acquiring Person became the Beneficial Owner thereof. With respect to the shares owned by Affiliates, Associates or other persons whose ownership is attributed to an Acquiring Person under the foregoing definition of Acquiring Person, if the price paid by such Acquiring Person for such shares is not determinable by two-thirds of the Continuing Directors, the price so paid shall be deemed to be the higher of (i) the price paid upon the acquisition thereof by the Affiliate, Associate or other person or (ii) the market price of the shares in question at the time when the Acquiring Person became the Beneficial Owner.

(i) The terms “Highest Per Share Price” and “Highest Equivalent Price” as used in this Article shall mean, with respect to each class and series of capital stock of the Corporation, the amount determined by two-thirds of the Continuing Directors, on whatever basis they believe is appropriate, to be the highest per share price equivalent of the highest price that can be determined to have been paid at any time by an Acquiring Person for any share or shares of any class or series of capital stock of the Corporation (adjusted for intervening stock splits or stock dividends). In determining the Highest Per Share Price and Highest Equivalent Price, all purchases by an Acquiring Person shall be taken into account regardless of whether the shares were purchased before or after the Acquiring Person became an Acquiring Person. Also, the Highest Per Share Price and the Highest Equivalent Price shall include any brokerage commission, transfer taxes and soliciting dealers1 fees paid by the Acquiring Person with respect to the shares of capital stock of the Corporation acquired by the Acquiring Person. In the case of any Business Combination with an Acquiring Person, the Continuing Directors shall determine the Highest Equivalent Price for each class and series of the capital stock of the Corporation.

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(j) The term “Ratio Price” shall mean that amount as determined by two-thirds of the Continuing Directors which bears the same ratio to the market price of Common Stock immediately prior to the announcement of a proposed Business Combination as the Highest Per Share Price or the Highest Equivalent Price, whichever is applicable, bears to the market price of Common Stock immediately prior to the initial acquisition of any shares of Common Stock by an Acquiring Person by or on whose behalf, directly or indirectly, such Business Combination has been proposed (adjusted for intervening stock splits or stock dividends).

(k) A majority of the Continuing Directors shall have the power to determine for the purposes of this Article on the basis of information known to them (i) the amount of Voting Stock of which any person is the Beneficial Owner, (ii) whether a person is an Affiliate or Associate of another, (iii) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in subparagraph B(b), above, (iv) whether the assets subject to any Business Combination constitute a “Substantial Part” as hereinabove defined, (v) whether two or more transactions constitute a “series of related transactions” as hereinabove used, (vi) any matters referred to in subparagraph B(h), above, and (vii) whether a Business Combination has been proposed by or on behalf of, directly or indirectly, an Acquiring Person and whether the conditions of A(b), above have been satisfied in respect of such Business Combination.

(C)          The provisions set forth in this Article may not be amended, altered, changed or repealed in any respect unless such action is approved by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of Voting Stock of the Corporation at a meeting of the stockholders duly called for the consideration of such amendment, alteration, change or repeal provided, however, that if such action has been proposed by or on behalf of, directly or indirectly, and Acquiring Person, it must also be approved by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of Voting Stock held by the stockholders other than the Acquiring Person.

Ninth: (A) From and after the merger filed on July 6, 1983 (the “Merger”) of the Corporation with Presidential Realty Corporation, our predecessor corporation (“Presidential”), and subject to the terms and provisions of this Article,

(a) Shares of stock of the Corporation shall not be transferred to any Person (as defined in C below) if but for the application of (b) below, such transfer would cause such Person to be the Owner (as defined in C, below) of more than 9.2% of the outstanding shares (the “Limit”) of the Corporation. Any transfer of shares which would, but for the application of (b) below, cause a Person to be the Owner of shares in excess of the Limit, shall be void and the intended transferee of such shares shall acquire no rights in such shares. The issuance of, or conversion into, shares of stock of the Corporation in a merger, exchange offer, consolidation or recapitalization shall not be deemed to be prohibited by this paragraph.

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(b) No Person shall at any time be or become the Owner of Shares in excess of the Limit, including for this purpose any shares which would, but for the provisions of this paragraph, be deemed to be Owned by such Person through attribution. If, notwithstanding the provisions of (a) above, at any time a Person would, but for the provisions of this paragraph, be or become an Owner of shares of the Corporation in excess of the Limit, including for this purpose shares such Person would be deemed to Own through attribution, the shares which but for the provision of this paragraph would be owned by such Person shall constitute “Excess Shares”. Excess Shares shall have the following characteristics:

(1) The Excess Shares shall be deemed to have been transferred to the Corporation as trustee (the “Trustee”) for the benefit of such Person to whom such shares shall later be transferred;

(2) An interest in the trust holding such Excess Shares shall be freely transferable by the Person who, but for the provisions of this paragraph, would have been the Owner of such Excess Shares;

(3) The Person who, but for the provisions of this paragraph, would have been the Owner of such Excess Shares, shall not be entitled to exercise any voting rights with respect to such Excess Shares;

(4) Excess Shares shall not be deemed to be outstanding for the purpose of determining a quorum at the annual meeting or any special meeting of stockholders;

(5) Any dividends or other distributions with respect to Excess Shares which would have been payable in respect of shares of the Corporation had they not constituted “Excess Shares” shall be accumulated by the Trustee and deposited in a savings account in a New York bank (which may be the Corporation’s dividend disbursing agent) for the benefit of, and be payable to, the holder or holders of such shares of the Corporation at such time as such Excess Shares shall cease to be Excess Shares;

(6) Excess Shares shall be deemed to have been offered for sale to the Corporation or its designee at their fair market value for a period of ninety (90) days from the date of (i) the transfer of stock which make the shares Excess Shares if the Corporation has actual knowledge that such transfer creates Excess Shares as of the date of transfer or (ii) if such transfer is not actually known to the Corporation, the determination by the Board of Directors in good faith by resolution duly adopted that a transfer creating Excess Shares has taken place. Fair market value shall be determined for each class of stock as of the date of (i) or (ii) above and shall be with respect to each class of stock, the closing price on the national stock exchange on which the shares are listed, but if the shares are not listed on a national stock exchange, then the bid price in the over-the-counter market; but if the shares are not traded in the over-the-counter market, then the price as determined in good faith by the Board of Directors, of the class or classes of stock so transferred.

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(c) If, notwithstanding the provisions of (a) above, any Person knowingly would, but for the application of (b) above, Own shares in excess of the Limit and the Corporation would have been a REIT or would not have been a personal holding company but for the fact that more than 50% of the value of its shares are held by five or fewer individuals in the last half of the taxable year in violation of the requirements of the Internal Revenue Code (the “Code”), then that Person, and all legal entities which constitute that Person, shall be jointly and severally liable for and shall pay to the Corporation, such amount as will, after taking account of all taxes imposed with respect to the receipt or accrual of such amount and all costs incurred by the Corporation as a result of such loss, put the Corporation in the same financial position as it would have been had it not lost such REIT qualification or become a personal holding company (the “Indemnity”). If more than one Person shall hold Excess Shares which cause loss of REIT qualification, then all such Persons, together with all legal entities which constitute any of them, shall be jointly and severally liable, with right of contribution, for the Indemnity. However, the foregoing sentence shall not require that the Corporation proceed against anyone or several of such Persons or the legal entities which constitute them. Should the loss of REIT qualification occur as described above, then the Corporation may seek to have its qualification restored for the next taxable year, but shall not be required to do so. If the Corporation either decides not to requalify for the succeeding year, or is refused such requalification, the Indemnity shall be applicable to all five taxable years, or such longer or shorter period as successor provisions of the Code shall require, until the Corporation is again permitted to reelect taxation, as a REIT. Should the Corporation decide not to seek qualification as a REIT at the end of such period, then the Indemnity shall cease as of the end of the fifth taxable year following loss of REIT status.

(d) All certificates evidencing ownership of Shares of the Corporation shall bear a conspicuous legend briefly describing the restrictions set forth in this Article.

(B)          (a) If the Board shall at any time determine in good faith, by resolution duly adopted, that a transfer has taken place in violation of Section (A) (a) or that a Person intends to acquire or has acquired Ownership of any shares of the Corporation which, upon acquisition, has or would become Excess Shares, the Board may take such action as it deems advisable to prevent or to refuse to give effect to such transfer or acquisition, including but not limited to refusing to give effect to such transfer or acquisition on the books of the Corporation or instituting proceedings to enjoin such transfer or acquisition.

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(b) Each person who enters into a transfer in violation of Section (A)(a), or is or becomes, or but for the provisions of Section (A)(b), would or would have become, the Owner of Excess Shares, is obliged immediately to give or cause to be given written notice to the Corporation thereof and to give to the Corporation such other information as the Corporation may reasonably require of such Person (1) with respect to identifying all owners and amount of Ownership of its outstanding shares held directly or by attribution by such Person, and (2) such other information as may be necessary to determine the Corporation’s status under the Code.

(C)          For the purpose of determinations to be made under this Article,

(a) A Person shall be considered to “Own”, be the “Owner” or have “Ownership” of shares if he is treated as owner of such shares for purposes of Subchapter H, Part I of the Code, including ownership by reason of the application of the ownership provisions of Sections 542 and 544 of the Code and shall also mean beneficial ownership as defined under Rule 13d-3 under the Securities Exchange Act of 1934 (the “Act”) (all as in effect on May 9, 1983); and

(b) “Person” includes an individual, corporation, partnership, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of 13(d) (3) of the Act.

(c) In the case of an ambiguity in the application of any of the provisions of (a) and (b) above, the Board of Directors shall have the power to determine for the purposes of this Article on the basis of information known to them (i) whether any Person Owns shares, (ii) whether any two or more individuals, corporations, partnerships, trusts, associations or joint stock companies or other entities constitute a person, and (iii) whether any of the entities of (ii) above constitute a group.

(D)          The provisions of this Article shall not apply to (i) shares in excess of the Limit that are Owned by a Person as the result of a share for share exchange pursuant to the Merger if the shares were Owned by that same Person at 5:00 P.M. Eastern Standard Time on June 9, 1983 or (ii) shares in excess of the Limit issued to any Person upon the conversion rights granted pursuant to the Senior Convertible Subordinated Notes dated January 15, 1973, issued by Presidential to Morgan Guaranty Trust Company of New York, as Trustee of a Commingled Pension Trust the obligations of which notes the Corporation assumed pursuant to the Merger; provided, however, that any such shares, after the transfer thereof by any such Person, shall become subject to the provisions of this Article.

(E)           If any provision of this Article or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other application of such provision shall be affected only to the extent necessary to comply with the determination of such court.

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(F)          Nothing contained in this Article shall limit the authority of the Directors to take such other action as they deem necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT under the Code.

(G)          Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of two-thirds or more of the outstanding shares of capital stock of the Corporation entitled to vote under the provisions of (A) above (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article of the Certificate of Incorporation.

Tenth: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Eleventh: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director , except for liability which would otherwise exist tinder applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of, or adoption of any provision of this Certificate of Incorporation inconsistent with, this Article TWELFTH by the stockholders of the Corporation or in any other manner as may be permitted by law shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal, modification or adoption.

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IN WITNESS WHEREOF, I have signed this Amended and Restated Certificate of Incorporation this _____ day of __________, 2012.

PRESIDENTIAL REALTY CORPORATION

By:
Name:
Title:

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ANNEX B

PRESIDENTIAL REALTY CORPORATION

2012 EQUITY INCENTIVE PLAN

Section 1. Purposes.

The purpose of the Presidential Realty Corporation 2012 Equity Incentive Plan is to (i) align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers, employees and other service providers and (iii) to motivate such persons to act in the long-term best interest of the Company and its stockholders.

Section 2. Certain Definitions. For purposes of the Plan, unless the context requires otherwise, the following terms shall be defined as set forth below:

(a)     “Award” means an award granted under the Plan including a Stock Option or Restricted Stock.

(b)      “Board” means the Board of Directors of Presidential Realty Corporation.

(c)      “Cause” shall have the meaning ascribed thereto in Section 6(b)(ix) below.

(d)      “Change of Control” shall have the meaning ascribed thereto in Section 9.

(e)      “Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(f)     “Committee” means the Compensation Committee of the Board, if established, or any other committee of the Board which the Board may designate, consisting of two or more members of the Board each of whom shall meet the definition of an “independent director” under the listing rules of any securities exchange or national securities association on which the Stock is listed for trading  and the requirements set forth in any other law, rule or regulation applicable to the Plan hereinafter enacted, provided, however, that (i) with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such committee member shall meet such qualifications as are required by Rule 16b-3 and (ii) with respect to any Award that is intended to satisfy the requirements of Section 162(m) of the Code, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Section 162(m) of the Code, and each such committee member shall meet such qualifications as are required by Section 162(m) of the Code.

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(g)     “Company” means Presidential Realty Corporation, a corporation organized under the laws of the State of Delaware or any successor entity.

(h)     “Covered Employee” shall mean any employee of the Company or any of its Subsidiaries who is deemed to be a “covered employee” within the meaning of Section 162(m) of the Code.

(i)     “Disability” means the permanent and total disability as defined in Section 22(e)(3) of the Code.

(j)      “Exchange Act” means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(k)     “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the arithmetic mean of the high and low prices of the Stock on the trading day of the grant as reported or provided  by NASDAQ or the National Quotation Bureau, Inc., provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined in good faith by the Board or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(l)     “409A Change” shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. The foregoing definition of “409A Change” shall be interpreted consistent with, and shall include all of the requirements of, Section 409A of the Code and the Treasury regulations issued thereunder, to constitute a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation as defined therein.

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(m)      “Incentive Stock Option” means any Stock Option which is intended to be and is designated as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor thereto. An Incentive Stock Option may only be granted to an employee of the Company, a Parent or a Subsidiary as set forth in Section 421 and 422 of the Code, as applicable.

(n)      “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(o)     “Participant” shall mean any person who has received an award of an Option or Restricted Stock under the Plan.

(p)      “Parent” means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(q)      “Plan” means this Presidential Realty Corporation 2012 Equity Incentive Plan, as hereinafter amended from time to time.

(r)     “Restricted Stock” means Stock, received under an award made pursuant to Section 7 below that is subject to restrictions imposed pursuant to said Section 7.

(s)     “Retirement” means retirement from active employment with the Company or any Parent or Subsidiary on or after age 65.

(t)      “Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(u)     “Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

(v)     “Stock” means the Class B common stock of the Company, $.00001 par value per share.

(w)      “Stock Option” or “Option” means any option to purchase shares of Stock which is granted pursuant to the Plan.

(x)      “Subsidiary” means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

Section 3. Administration.

The Plan shall be administered by the Board, or, at its discretion, the Committee.

The Board or the Committee, as the case may be, shall have the authority to grant Awards pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 5.

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For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)       to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options and/or Restricted Stock may be from time to time granted hereunder;

(ii)      to determine the Incentive Stock Options, Non-Qualified Stock Options and/or Restricted Stock, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)     to determine the number of shares of Stock to be covered by each Award granted hereunder;

(iv)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions); and

(v)      to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan.

Subject to Section 10 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board’s or the Committee's, as the case may be, sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Subject to the provisions of the Plan, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the “CEO”) the authority, subject to such terms as the Board or the Committee may provide, as the case may be, to determine and designate from time to time the employees or other persons to whom Awards may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any Award to, or perform any function related to an Award to, himself or any individual (i) then subject to Section 16 of the Exchange Act or (ii) who is or, in the determination of the Board or the Committee, as the case may be, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iii) where the grant or performance of such function by the CEO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

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Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO to grant Awards pursuant to the Plan and may set forth the types of Awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan Participant and to all Participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price) of an Award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the Awards granted, the Awards granted pursuant to the delegated authority and, with respect to each Award: the name of the Participant, the date of grant of the Award, the number of shares of Stock, the exercise price and period, if any, and the vesting provisions of such Award, the terms of such Awards, in all cases, being subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

The Board or the Committee, or the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or the Committee, as the case may be.

Section 4. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 1,000,000 shares of Stock.

If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award without having been exercised or settled, (ii) any shares of Stock subject to an Award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an Award, and (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an Award.

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In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding Awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 6(b)(xi) below.

Section 5. Eligibility.

Directors, officers, employees consultants, agents and independent contractors, and persons expected to become officers, directors, employees, consulants, agents and independent contracts of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Awards under the Plan. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such Awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 6. Stock Options.

(a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option, including the exercise price.

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Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)      Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of the grant and shall not be less than 100% (110% in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries (“10% Stockholder”)) of the Fair Market Value of the Stock at the time the Stock Option is granted.

(ii)     Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)       Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(iv)     Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 6(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 6(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

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(v)       Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 6(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

(vi)      Termination by Reason of Death. Subject to Section 6(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)     Termination by Reason of Disability. Subject to Section 6(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

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(viii)     Termination by Reason of Retirement. Subject to Section 6(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(ix)     Other Termination. Subject to the provisions of Section 12(h) below, and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, “Cause” shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, “Cause” shall also include any definition of “Cause” contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(x)     Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an individual optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

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(xi)     Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any “window period” provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(xii)     Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant. An Incentive Stock Option granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. A Non-Qualified Stock Option granted to an Employee pursuant to the Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. A Non-Qualified Stock Option granted to a non-employee directors or consultants shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of a Stock Option, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the option terms contained in Appendix I, II or III hereof for any particular optionee, provided that with respect to an Incentive Stock Option, the Stock Option satisfies the requirements for an Incentive Stock Option set forth in the Code.

Section 7. Restricted Stock.

(a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)     Restricted Stock, when issued, shall be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 7(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

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(ii)     Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or the Committee, as the case may be, determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may, in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 7(b)(iv) below, or otherwise established by the Board or the Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)     Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 7(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

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(iv)     Restricted Stock Agreement.  Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant. A Restricted Stock award granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix IV hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of Restricted Stock, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the terms contained in Appendix IV hereof for any particular Restricted Stock holder.

Section 8. Performance-Based Awards.

(a) In General. All Options and certain Restricted Stock awards granted under the Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if they are granted by the Committee at a time when the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder) (“Qualifying Committee”).

(b) Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant are intended to qualify as Performance-Based Awards.

(c) Other Performance-Based Awards. Restricted Stock awards granted under the Plan may qualify as Performance-Based Awards if, as determined by a Qualifying Committee, in its discretion, either the granting of such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 8(d) below. With respect to such awards intended to qualify as Performance-Based Awards:

(i) the Qualifying Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Qualifying Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

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(iii) after the establishment of a performance goal, the Qualifying Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

(d) Performance Measures. The Qualifying Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: revenue; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Qualifying Committee may specify, which may include or exclude any or all of the following items as the Qualifying Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Qualifying Committee may specify.

Section 9. Change of Control Provisions.

(a) A “Change of Control” shall be deemed to have occurred on the tenth day after:

(i)     any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)     the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

(iii)     the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a “Change of Control” shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

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(b) In the event of a “Change of Control” as defined in Section 9(a) above, Awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a “Change of Control”:

(i)     all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)     all restrictions and deferral limitations contained in Restricted Stock awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant within thirty (30) days of the “Change of Control.” Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to an Award to which Section 409A of the Code applies shall not lapse and no distribution made under this Section 9(b) unless the “Change of Control” qualifies as a 409A Change and such lapse and distribution does not cause adverse tax consequences under Section 409A of the Code.

Section 10. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 4, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 11. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

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Section 12. General Provisions.

(a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option, Restricted Stock, or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

(b) All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(d) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

(e) No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, Restricted Stock, or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Parent or Subsidiary.

(f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

15

(g) Any Stock Option, Restricted Stock or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(h) Subject to the requirements of Section 409A of the Code if applicable, a leave of absence, unless otherwise determined by the Board or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option Restricted Stock or other awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(i) Except as otherwise expressly provided in the Plan or in any Stock Option agreement or Restricted Stock agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

(j) The obligations of the Company with respect to all Stock Options and Restricted Stock and other awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(k) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(l) The Board or the Committee, as the case may be, may terminate any Stock Option, Restricted Stock or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

(m) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

16

Section 13. Effective Date of Plan.

The Plan shall be effective as of the date of effectiveness of the stockholder consent approving the Plan.

Section 14. Term of Plan.

No Stock Option or Restricted Stock award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

Section 15. Section 409A of the Code Compliance.

(a) Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. If intended to satisfy the applicable requirements of Section 409A of the Code, an Award and the Plan, as applicable, shall be performed and interpreted consistent with such intent. If the Board or the Committee, as the case may be, determines in good faith that any provision of this Plan does not satisfy such requirements or could cause any person to recognize additional taxes, penalties or interest under Section 409A of the Code, the Board or the Committee, as the case may be, is empowered to modify, to the extent practicable, the original intent of the applicable provision without violation of Section 409A of the Code. In addition, notwithstanding any provision contained herein to the contrary, the Board or the Committee, as the case may be, shall have broad authority to amend or to modify the Plan, without advance notice to or consent by any person, to the extent necessary or desirable to ensure compliance with Section 409A of the Code. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A of the Code or other provision of the Code.

(b) If any provision of the Plan or an Award agreement contravenes any regulations or treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code and the Board or the Committee, as the case may be, in its reasonable discretion, may take such actions as it determines to avoid contravention of Section 409A of the Code. Moreover, any discretionary authority that the Board or the Committee, as the case may be, may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the treasury regulations or guidance promulgated thereunder.

(c) Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

17

(d) Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the first date that is at least six months after the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code. To the extent required to comply with Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any payment or distribution upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and accordingly, a reference to termination of employment, termination of service or like terms shall mean a “separation from service” as the context may require.

(e) The Board or the Committee, as the case may be, may adopt rules and procedures subject to the requirements of Section 409A of the Code to permit a Participant to defer the receipt of any of the cash or Stock to be received pursuant to an Award.

(f) In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a “change of control” shall be made only if the “change of control” is (1) one described in Section 9 and (2) one described in a 409A Change, and shall be paid consistent with the requirements of Section 409A of the Code. If any deferred compensation that would otherwise be payable by reason of a “change of control” cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Board or the Committee, as the case may be.

18

ANNEX B

APPENDIX I

INCENTIVE STOCK OPTION

To:
Name

Address

Date of Grant:

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of Presidential Realty Corporation, a Delaware corporation (the "Company"), at a price of $ per share pursuant to the Company's 2012 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to _________% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional __________ % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure") to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

I-1

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or any Parent or Subsidiary is terminated other than: (i) by reason of Disability or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by any Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary. Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while employed by the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control or proposed Change in Control, the Board shall have the right to accelerate this option.

I-2

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)     Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)     Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)     During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)     Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)     You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

I-3

(b)     The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws, and the availability of a current prospectus, or upon receipt of any opinion of counsel acceptable to the Company that such registration and current prospectus are no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

If shares of Common Stock acquired by exercise of this option are disposed of within two (2) years following the date of grant or one (1) year following the issuance of the shares to you (or any situation in which the option will be taxed as a non-qualified option), you shall, immediately prior to such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

Nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your option becomes vested or exercisable.

I-4

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Executive Officer. If mailed, it should be addressed to the Chief Executive Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PRESIDENTIAL REALTY CORPORATION

By:

I-5

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date:
Signature of Optionee

Print Name

I-6

ANNEX B

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER

EMPLOYEES

To:
Name

Address

Date of Grant:

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of Presidential Realty Corporation, a Delaware corporation (the "Company"), at a price of $ per share pursuant to the Company's 2012 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to ______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional _______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _______ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

II-1

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or any Parent or Subsidiary is terminated other than: (i) by reason of Disability or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by any Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary. Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while employed by the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control or proposed Change in Control, the Board shall have the right to accelerate this option.

II-2

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)     Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)     Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)     During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)     Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)     You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

II-3

(b)     The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Executive Officer. If mailed, it should be addressed to the Chief Executive Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

II-4

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PRESIDENTIAL REALTY CORPORATION

By:

II-5

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date:
Signature of Optionee

Print Name

II-6

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR DIRECTORS

AND CONSULTANTS

To:
Name

Address

Date of Grant:

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of Class B common stock, $.00001 par value ("Common Stock"), of Presidential Realty Corporation, a Delaware corporation (the "Company"), at a price of $ per share pursuant to the Company's 2012 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

III-1

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your directorship or consultancy by the Company or any Parent or Subsidiary is terminated other than by reason of (i) Disability or death, in which case your option will terminate one year from the date of termination of directorship or consultancy due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your directorship or consultancy is terminated, as aforesaid (other than for the reasons stated in clause (ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your directorship or consultancy terminated. Provided you are willing to continue your directorship or consultancy for the Company or a successor after a Change in Control at the same compensation you enjoyed immediately prior to such Change in Control, if your directorship or consultancy is involuntarily terminated without cause after a Change in Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an Acceleration Event. If you are employed by any Parent or Subsidiary, your directorship or consultancy shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary. Your directorship or consultancy shall not be deemed to have terminated if you are transferred from the Company to a Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while acting as a director of consultant of the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship or consultancy with the Company or any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

III-2

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control or proposed Change in Control, the Board shall have the right to accelerate this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)     Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)     Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)     During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)     Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)     You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

III-3

(b)     The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein guarantees your term as a director of, or consultant to, the Company or any Parent or Subsidiary for any specified period of time. This means that either you or the Company or any Parent or Subsidiary may terminate your directorship or consultancy at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, the Company or any Parent or Subsidiary may terminate your directorship or consultancy with the Company or any Parent or Subsidiary prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

III-4

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Executive Officer. If mailed, it should be addressed to the Chief Executive Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PRESIDENTIAL REALTY CORPORATION

By:

III-5

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or Stock grants.

Date:
Signature of Optionee

Print Name

III-6

APPENDIX IV

RESTRICTED STOCK AGREEMENT

To:

Date of Award:

You are hereby awarded, effective as of the date hereof (the “Award Date”), _________ shares (the “Shares”) of Class B common stock, $.00001 par value (“Common Stock”), of Presidential Realty Corporation, a Delaware corporation (the “Company”), pursuant to the Company’s 2012 Equity Incentive Plan (the “Plan”), subject to certain restrictions specified below in Restrictions and Forfeiture. (While subject to the Restrictions, this Agreement refers to the Shares as “Restricted Shares”).

During the period commencing on the Award Date and terminating on ________________ (the “Restricted Period”), except as otherwise provided herein, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered and are subject to forfeiture (the “Restrictions”).

Except as set forth below, the Restricted Period with respect to the Shares will lapse in accordance with the vesting schedule set forth below (the “Vesting Schedule”). Subject to the restrictions set forth in the Plan, the Board or Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the Restrictions shall lapse with respect to any Shares subject thereto, or to remove any or all of such Restrictions, whenever the Board or Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

In addition to the terms, conditions, and restrictions set forth in the Plan, the following terms, conditions, and restrictions apply to the Restricted Shares:

Restrictions and Forfeiture	You may not sell, assign, pledge, encumber, or otherwise transfer any interest in the Restricted Shares until the dates set forth in the Vesting Schedule, at which point the Restricted Shares will be referred to as “Vested.”

Vesting Schedule	Assuming you provide Continuous Service (as defined herein) as an employee of the Company or any Parent or Subsidiary of the Company, all Restrictions will lapse on the Restricted Shares on the Vesting date or Vesting dates set forth in the schedule below for the applicable grant of Restricted Shares and they will become Vested.

Vesting Schedule
Vesting Date	Number of Restricted Shares that Vest

IV-1

Continuous Service	“Continuous Service,” as used herein, means the absence of any interruption or termination of your service as an employee of the Company or any Parent or Subsidiary. If you are employed by a Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any then Parent or Subsidiary. Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

Share Certificates

The Company will issue a certificate (or certificates) in your name with respect to the Shares, and will hold such certificate (or certificates) on deposit for your account until the expiration of the Restricted Period with respect to the Shares represented thereby. Such certificate (or certificates) will contain the following restrictive legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Equity Incentive Plan of the Company, copies of which are on file in the office of the Secretary of the Company.”

Additional Conditions to Issuance of Stock Certificates	You will not receive the certificates representing the Restricted Shares unless and until the Company has received a stock power or stock powers in favor of the Company executed by you.

Voting Rights	Prior to vesting, you will have no voting rights with respect to any Restricted Shares that have not Vested.

Cash Dividends	Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for your account and paid to you upon the expiration of the Restricted Period, except as otherwise determined by the Board or Committee. All such withheld dividends shall not earn interest, except as otherwise determined by the Board or Committee. You will not receive withheld cash dividends on any Restricted Shares which are forfeited and all such cash dividends shall be forfeited along with the Restricted Shares which are forfeited.

IV-2

Tax Withholding

Unless you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pay taxes in accordance with that election, you will be taxed on the Shares as they become Vested and must arrange to pay the taxes on this income. If the Board or Committee so determines, arrangements for paying the taxes may include your surrendering Shares that otherwise would be released to you upon becoming Vested or your surrendering Shares you already own. The fair market value of the Shares you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes.

The Company shall have the right to withhold from your compensation an amount sufficient to fulfill its or its Parent’s or Subsidiary’s obligations for any applicable withholding and employment taxes. Alternatively, the Company may require you to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Company may withhold from any cash dividends paid on the Restricted Shares an amount sufficient to cover taxes owed as a result of the dividend payment. The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Board or Committee, subject to applicable federal, state, local and foreign laws. The Company shall have a lien and security interest in the Shares and any accumulated dividends to secure your obligations hereunder.

Tax Representations

You hereby represent and warrant to the Company as follows:

(a)     You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You are relying solely on such advisors and not on any statements or representations of the Company or any of its Employees or agents.

(b)     You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. You understand that Section 83 of the Code taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse. To the extent that an award hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders subject to Section 16 of the 1934 Act, a “restriction” on the Shares includes for these purposes the period after the award of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act. Alternatively, you understand that you may elect to be taxed at the time the Shares are awarded rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of the award.

YOU HEREBY ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO YOU UNDER SECTION 83(B) OF THE CODE, EVEN IF YOU REQUEST THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON YOUR BEHALF.

IV-3

Securities Law Representations

The following two paragraphs shall be applicable if, on the date of issuance of the Restricted Shares, no registration statement and current prospectus under the Securities Act of 1933, as amended (the “1933 Act”), covers the Shares, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)     You hereby agree, warrant and represent that you will acquire the Shares to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Shares to be issued hereunder without an effective registration statement under the 1933 Act, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b)     The certificates for Shares to be issued to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

IV-4

Stock Dividend, Stock Split and Similar Capital Changes	In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this Agreement shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith. Any shares of Common Stock or other securities received, as a result of the foregoing, by you with respect to the Restricted Shares shall be subject to the same restrictions as the Restricted Shares, the certificate or other instruments evidencing such shares of Common Stock or other securities shall be legended and deposited with the Company as provided above with respect to the Restricted Shares, and any cash dividends received with respect to such shares of Common Stock or other securities shall be accumulated as provided above with respect to the Restricted Shares.

Non-Transferability	Restricted Shares are not transferable.

No Effect on Employment	Except as otherwise provided in your Employment Agreement [IF APPLICABLE], dated _____________________, nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary. Further, nothing herein guarantees you employment for any specified period of time. This means that, except as provided in the Employment Agreement, either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your Shares become vested.

No Effect on Corporate Authority	You understand and agree that the existence of this Agreement will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preferences ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Questions or Controversies	In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, or any provision of this Agreement, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights under this Agreement shall be conclusive, final and binding upon you and upon any other person who shall assert any right pursuant to this Agreement.

IV-5

Governing Law	The laws of the State of Delaware will govern all matters relating to this Agreement, without regard to the principles of conflict of laws.

Notices	Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Executive Officer of the Company. If mailed, it should be addressed to the Chief Executive Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Agreement Subject to Plan; Entire Agreement	This Agreement shall be subject to the terms of the Plan in effect on the date hereof, which terms are hereby incorporated herein by reference and made a part hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. This Agreement constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the Chief Executive Officer of the Company

Conflicting Terms	Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan in effect on the date hereof, the terms of the Plan will control.

Please sign the copy of this Restricted Stock Agreement and return it to the Chief Executive Officer, thereby indicating your understanding of and agreement with its terms and conditions.

PRESIDENTIAL REALTY CORPORATION

By:

IV-6

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of the Restricted Stock Agreement. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of the Restricted Stock Agreement. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this Restricted Stock Agreement. I accept this Restricted Stock Agreement in full satisfaction of any previous written or oral promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date: ____________________

ADDRESS

IV-7

[FORM OF PROXY CARD]